UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2017

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	17.14%	12.01%	7.09%	—	8/1/94
Russell 3000 Value Index	—	19.97%	13.07%	5.93%	—	—
S&P 500 Index	—	17.17%	13.29%	7.50%	—	—
Institutional Class	ACIIX	17.36%	12.25%	7.31%	—	7/8/98
A Class	TWEAX					3/7/97
No sales charge		16.85%	11.74%	6.82%	—
With sales charge		10.17%	10.42%	6.19%	—
C Class	AEYIX	15.97%	10.91%	6.03%	—	7/13/01
R Class	AEURX	16.48%	11.47%	6.56%	—	8/29/03
R6 Class	AEUDX	17.66%	—	—	11.12%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $19,844

Russell 3000 Value Index — $17,805

S&P 500 Index — $20,627

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.94%	0.74%	1.19%	1.94%	1.44%	0.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss, and Dan Gruemmer

Performance Summary

Equity Income returned 17.14%* for the fiscal year ended March 31, 2017, underperforming the Russell 3000 Value Index, which returned 19.97%. Stock selection in financials, energy, and consumer staples detracted from performance relative to the benchmark, while an underweight position in financials and overweights in energy and consumer staples also hurt relative results. A portfolio underweight and stock selection in real estate, combined with stock selection in health care and utilities, contributed to relative performance.

Stock Choices in Financials, Energy, and Consumer Staples Detracted

More conservative positioning in the financials industry weighed on relative returns, especially in the fourth quarter of 2016, when the portfolio’s higher-quality, lower-beta banking stocks and convertible positions lagged many of the index’s lower-quality, higher-beta constituents. Lack of exposure to the common stock of Bank of America also detracted from performance. Bank stocks such as Bank of America rose strongly in the fourth quarter of 2016 as interest rates rose, the yield curve steepened, and investors anticipated potential tax cuts and deregulation under President Trump. The portfolio holds convertible preferred stock issued by Bank of America. While the portfolio is overweight in banks, an underweight in the financial services sector overall also dampened relative performance.

Energy stocks remained under pressure through most of the period due to high fuel stocks and weak prices, and stock selection combined with a portfolio overweight in energy subtracted from relative performance. Occidental Petroleum was a notable detractor, as the energy sector downturn created concerns about the sustainability of its dividend payment. In our view, the dividend is sustainable, due to the company’s healthy balance sheet and underappreciated asset quality, and we believe the stock’s risk/reward profile appears attractive.

Stock selection and a portfolio overweight in consumer staples also hampered relative performance. General Mills was a notable detractor. The food company’s stock declined sharply in September on news of disappointing third-quarter earnings, and trended lower into the first quarter of 2017 after the company reduced fiscal-year guidance to reflect weakness in yogurt sales.

Real Estate, Health Care, Utilities, and Information Technology Contributed

Real estate remains a portfolio underweight, as we believe REITs have been generally overvalued for some time. This underweight position assisted relative performance, as higher interest rates weighed on sector performance. Stock selection in real estate was also beneficial, due in part to an investment in American Tower, a REIT that owns and operates wireless communications towers. The stock benefited from positive revisions to earnings guidance and from expectations for more traffic to the company’s towers as wireless telecommunications services companies offer more unlimited data plans.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection in health care and utilities also aided relative performance. In health care, Quest Diagnostics benefited from pricing and volume tailwinds, as well as legislation that delayed price cuts until 2018. The team reduced the position as the stock’s risk/reward profile became less attractive due to valuation. In the utilities sector, Westar Energy was a top contributor. Westar Energy’s stock price surged higher in May on the news that it would be acquired by Great Plains Energy, and we sold our investment, taking our profits. Relative performance in the information technology sector was assisted by overweight investments in several semiconductor technology companies, including Applied Materials, that are benefiting from strong orders, low inventories, and high demand for chips to power computing equipment and technology-driven features in automobiles.

Portfolio Positioning

The portfolio ended the period with the largest sector overweights in energy and consumer staples. We added to the energy weighting in the first quarter of 2017 as stocks declined and valuations become more attractive. Additionally, we continue to find many stocks in the consumer staples sector that fit our process due to their high returns on invested capital, stability, attractive relative yields, and strong balance sheets. Financials was the largest underweight in the portfolio, due in part to a lack of exposure to Berkshire Hathaway, which doesn’t pay a dividend, and to the consumer finance industry. The portfolio is also underweight in consumer discretionary, as that sector includes fewer attractively valued, higher-quality companies that meet our investment criteria.

6

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Johnson & Johnson	4.8%
Procter & Gamble Co. (The)	4.6%
TOTAL SA	3.2%
General Mills, Inc.	2.6%
General Electric Co.	2.5%
Republic Services, Inc.	2.4%
Schlumberger Ltd.	2.4%
Exxon Mobil Corp.	2.3%
Chevron Corp.	2.2%
3M Co.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	12.9%
Banks	12.6%
Pharmaceuticals	8.1%
Semiconductors and Semiconductor Equipment	6.2%
Household Products	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	73.7%
Foreign Common Stocks*	5.1%
Convertible Bonds	6.0%
Preferred Stocks	5.4%
Convertible Preferred Stocks	4.1%
Exchange-Traded Funds	2.5%
Total Equity Exposure	96.8%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.8%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,083.60	$4.73	0.91%
Institutional Class	$1,000	$1,084.60	$3.69	0.71%
A Class	$1,000	$1,082.30	$6.02	1.16%
C Class	$1,000	$1,078.30	$9.90	1.91%
R Class	$1,000	$1,081.20	$7.32	1.41%
R6 Class	$1,000	$1,085.30	$2.91	0.56%
Hypothetical
Investor Class	$1,000	$1,020.39	$4.58	0.91%
Institutional Class	$1,000	$1,021.39	$3.58	0.71%
A Class	$1,000	$1,019.15	$5.84	1.16%
C Class	$1,000	$1,015.41	$9.60	1.91%
R Class	$1,000	$1,017.90	$7.09	1.41%
R6 Class	$1,000	$1,022.14	$2.82	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Shares/ Principal Amount	Value
COMMON STOCKS — 78.8%
Air Freight and Logistics — 1.6%
United Parcel Service, Inc., Class B	1,879,618	$201,683,011
Auto Components — 0.3%
Delphi Automotive plc	430,598	34,658,833
Banks — 7.3%
Comerica, Inc.	719,500	49,343,310
Commerce Bancshares, Inc.	1,189,650	66,810,744
JPMorgan Chase & Co.	2,699,597	237,132,601
PNC Financial Services Group, Inc. (The)	1,834,552	220,586,532
SunTrust Banks, Inc.	3,496,630	193,363,639
U.S. Bancorp	1,298,400	66,867,600
Wells Fargo & Co.	1,135,500	63,201,930
		897,306,356
Beverages — 0.5%
PepsiCo, Inc.	566,999	63,424,508
Capital Markets — 2.8%
AllianceBernstein Holding LP	1,968,278	44,975,152
Bank of New York Mellon Corp. (The)	1,696,600	80,130,418
BlackRock, Inc.	141,900	54,420,069
Northern Trust Corp.	1,950,440	168,869,095
		348,394,734
Chemicals — 0.5%
Air Products & Chemicals, Inc.	499,400	67,563,826
Commercial Services and Supplies — 2.4%
Republic Services, Inc.	4,798,661	301,403,897
Communications Equipment — 0.2%
Cisco Systems, Inc.	552,791	18,684,336
Containers and Packaging — 1.2%
Bemis Co., Inc.	3,078,948	150,437,399
Diversified Telecommunication Services — 1.7%
AT&T, Inc.	1,692,800	70,335,840
Verizon Communications, Inc.	2,848,737	138,875,929
		209,211,769
Electric Utilities — 2.7%
Edison International	398,399	31,716,544
Eversource Energy	746,700	43,891,026
PG&E Corp.	2,717,037	180,302,575
Pinnacle West Capital Corp.	847,917	70,699,320
		326,609,465
Electrical Equipment — 1.0%
Emerson Electric Co.	1,099,100	65,792,126
Rockwell Automation, Inc.	368,900	57,441,419
		123,233,545

10

	Shares/ Principal Amount	Value
Energy Equipment and Services — 2.4%
Schlumberger Ltd.	3,714,931	$290,136,111
Equity Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.	999,200	121,442,768
Boston Properties, Inc.	450,700	59,677,187
Weyerhaeuser Co.	5,497,000	186,788,060
		367,908,015
Food and Staples Retailing — 1.9%
CVS Health Corp.	797,394	62,595,429
Wal-Mart Stores, Inc.	2,392,383	172,442,967
		235,038,396
Food Products — 2.6%
General Mills, Inc.	5,418,298	319,733,765
Gas Utilities — 2.7%
Atmos Energy Corp.	1,219,420	96,321,986
ONE Gas, Inc.(1)	3,489,338	235,879,249
		332,201,235
Health Care Equipment and Supplies — 1.1%
Medtronic plc	1,658,536	133,611,660
Health Care Providers and Services — 0.5%
Cardinal Health, Inc.	147,553	12,032,947
Quest Diagnostics, Inc.	498,758	48,973,048
		61,005,995
Household Products — 5.4%
Kimberly-Clark Corp.	779,126	102,556,356
Procter & Gamble Co. (The)	6,298,459	565,916,541
		668,472,897
Industrial Conglomerates — 2.4%
3M Co.	1,329,500	254,373,235
General Electric Co.	1,298,695	38,701,111
		293,074,346
Insurance — 4.3%
Allstate Corp. (The)	858,800	69,983,612
Chubb Ltd.	1,597,328	217,635,940
Marsh & McLennan Cos., Inc.	2,798,905	206,811,090
MetLife, Inc.	597,323	31,550,601
		525,981,243
IT Services — 1.8%
Automatic Data Processing, Inc.	2,216,387	226,935,865
Machinery — 0.6%
Stanley Black & Decker, Inc.	588,981	78,257,905
Media — 0.3%
Time Warner, Inc.	318,800	31,149,948
Oil, Gas and Consumable Fuels — 12.7%
Chevron Corp.	2,472,016	265,420,358
Enterprise Products Partners LP	5,995,300	165,530,233
EQT Midstream Partners LP	571,318	43,934,354

11

	Shares/ Principal Amount	Value
Exxon Mobil Corp.	3,498,615	$286,921,416
Occidental Petroleum Corp.	3,028,677	191,896,975
Phillips 66 Partners LP	808,930	41,538,555
Shell Midstream Partners LP	2,023,736	65,225,011
Spectra Energy Partners LP	2,498,069	109,065,693
TOTAL SA	7,661,509	387,536,844
		1,557,069,439
Personal Products — 0.9%
Unilever NV CVA	2,220,800	110,331,269
Pharmaceuticals — 8.1%
Bristol-Myers Squibb Co.	489,000	26,591,820
Eli Lilly & Co.	1,262,400	106,180,464
Johnson & Johnson	4,698,941	585,253,101
Merck & Co., Inc.	850,222	54,023,106
Pfizer, Inc.	2,759,822	94,413,511
Roche Holding AG	499,900	127,663,775
		994,125,777
Road and Rail — 0.4%
Norfolk Southern Corp.	402,500	45,067,925
Semiconductors and Semiconductor Equipment — 2.1%
Applied Materials, Inc.	2,187,103	85,078,307
Maxim Integrated Products, Inc.	3,862,100	173,640,016
		258,718,323
Software — 1.9%
Microsoft Corp.	1,787,336	117,713,949
Oracle Corp. (New York)	2,599,652	115,970,476
		233,684,425
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	269,700	38,745,102
Thrifts and Mortgage Finance — 1.2%
Capitol Federal Financial, Inc.(1)	10,179,179	148,921,389
TOTAL COMMON STOCKS (Cost $7,970,548,624)		9,692,782,709
CONVERTIBLE BONDS — 6.0%
Air Freight and Logistics — 0.2%
UBS AG, (convertible into United Parcel Service, Inc., Class B), 2.80%, 8/3/17(2)(3)	$220,800	23,935,042
Auto Components — 0.2%
Credit Suisse AG, (convertible into Delphi Automotive plc), 5.93%, 6/1/17(2)(3)	390,300	26,857,627
Biotechnology — 0.2%
UBS AG, (convertible into Gilead Science, Inc.), 3.15%, 8/14/17(2)(3)	332,400	22,330,464
Food Products — 0.1%
Citigroup Global Markets Holdings, Inc., (convertible into Mondelez International, Inc., Class A), 6.82%, 7/14/17(2)(3)	275,300	12,122,898
Health Care Providers and Services — 0.2%
Merrill Lynch International & Co. C.V., (convertible into Patterson Cos., Inc.), 5.30%, 6/1/17(2)(3)	169,900	7,302,400

12

	Shares/ Principal Amount	Value
Morgan Stanley B.V., (convertible into Cigna Corp.), 4.90%, 4/19/17(2)(3)	$165,300	$21,935,980
		29,238,380
IT Services — 0.2%
UBS AG, (convertible into International Business Machines Corp.), 4.50%, 9/14/17(2)(3)	155,000	27,087,264
Multiline Retail — 0.4%
Merrill Lynch International & Co. C.V., (convertible into Target Corp.), 3.10%, 8/31/17(2)(3)	371,100	21,055,773
Wells Fargo Bank N.A., (convertible into Target Corp.), 1.72%, 7/21/17(2)(3)	547,900	31,751,435
		52,807,208
Oil, Gas and Consumable Fuels — 0.2%
Goldman Sachs International, (convertible into EQT Corp.), 5.50%, 6/15/17(2)(3)	320,000	21,523,704
Semiconductors and Semiconductor Equipment — 4.1%
Citigroup Global Markets Holdings, Inc., (convertible into QUALCOMM, Inc.), 4.26%, 8/18/17(2)(3)	742,700	42,201,093
Intel Corp., 3.48%, 12/15/35	95,444,000	130,161,755
Microchip Technology, Inc., 1.625%, 2/15/25	57,964,000	83,395,705
Microchip Technology, Inc., 1.625%, 2/15/27(3)	162,803,000	165,753,804
Teradyne, Inc., 1.25%, 12/15/23(3)	71,911,000	84,090,926
		505,603,283
Specialty Retail — 0.2%
Merrill Lynch International & Co. C.V., (convertible into L Brands, Inc.), 8.40%, 8/29/17(2)(3)	375,100	17,808,702
TOTAL CONVERTIBLE BONDS (Cost $681,770,487)		739,314,572
PREFERRED STOCKS — 5.4%
Banks — 2.2%
Citigroup, Inc., 5.95%	142,836,000	149,263,620
U.S. Bancorp, 5.30%	30,618,000	31,268,633
U.S. Bancorp, 6.00%	3,531,282	88,282,050
		268,814,303
Capital Markets — 0.7%
Goldman Sachs Group, Inc. (The), 5.30%	85,130,000	86,939,012
Industrial Conglomerates — 2.5%
General Electric Co., 5.00%	293,503,000	309,645,665
TOTAL PREFERRED STOCKS (Cost $638,448,447)		665,398,980
CONVERTIBLE PREFERRED STOCKS — 4.1%
Banks — 3.1%
Bank of America Corp., 7.25%	202,969	242,560,133
Wells Fargo & Co., 7.50%	115,978	143,812,720
		386,372,853
Equity Real Estate Investment Trusts (REITs) — 0.2%
Welltower Inc., 6.50%	381,700	24,092,904
Gas Utilities — 0.8%
Spire, Inc., 6.75%, 4/1/17	1,629,457	96,007,607
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $443,934,652)		506,473,364

13

	Shares/ Principal Amount	Value
EXCHANGE-TRADED FUNDS — 2.5%
iShares Russell 1000 Value ETF	2,092,194	$240,476,778
SPDR S&P 500 ETF Trust	247,100	58,251,354
TOTAL EXCHANGE-TRADED FUNDS (Cost $242,709,724)		298,728,132
TEMPORARY CASH INVESTMENTS — 2.4%
Federal Home Loan Bank Discount Notes, 0.46%, 4/3/17(4)	$132,666,000	132,666,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $59,212,112), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $58,008,570)		58,005,331
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50% - 3.00%, 11/15/45 - 2/15/46, valued at $107,373,137), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $105,259,930)		105,258,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	77,915	77,915
TOTAL TEMPORARY CASH INVESTMENTS (Cost $296,003,930)		296,007,246
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $10,273,415,864)		12,198,705,003
OTHER ASSETS AND LIABILITIES — 0.8%		102,471,068
TOTAL NET ASSETS — 100.0%		$12,301,176,071

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	80,628,095	CHF	78,924,020	Credit Suisse AG	6/30/17	$1,421,526
USD	10,720,362	CHF	10,632,884	Credit Suisse AG	6/30/17	49,412
USD	12,237,783	CHF	12,174,024	Credit Suisse AG	6/30/17	20,176
USD	397,308,160	EUR	364,616,633	UBS AG	6/30/17	6,714,016
						$8,205,130

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Equity-linked debt security. The aggregated value of these securities at the period end was $275,912,382, which represented 2.2% of total net assets.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $525,757,112, which represented 4.3% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $10,030,249,447)	$11,813,904,365
Investment securities - affiliated, at value (cost of $243,166,417)	384,800,638
Total investment securities, at value (cost of $10,273,415,864)	12,198,705,003
Foreign currency holdings, at value (cost of $612,148)	595,431
Receivable for investments sold	212,033,049
Receivable for capital shares sold	13,503,311
Unrealized appreciation on forward foreign currency exchange contracts	8,205,130
Dividends and interest receivable	38,214,752
12,471,256,676

Liabilities
Payable for investments purchased	146,350,229
Payable for capital shares redeemed	13,522,866
Accrued management fees	9,081,762
Distribution and service fees payable	1,125,748
170,080,605

Net Assets	$12,301,176,071

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,890,519,401
Distributions in excess of net investment income	(13,618,723)
Undistributed net realized gain	490,853,267
Net unrealized appreciation	1,933,422,126
$12,301,176,071

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,327,473,453	802,379,094	$9.13
Institutional Class, $0.01 Par Value	$1,515,757,583	165,870,575	$9.14
A Class, $0.01 Par Value	$2,139,411,396	234,294,484	$9.13*
C Class, $0.01 Par Value	$711,149,308	77,882,114	$9.13
R Class, $0.01 Par Value	$114,761,871	12,607,835	$9.10
R6 Class, $0.01 Par Value	$492,622,460	53,856,715	$9.15
*Maximum offering price $9.69 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (including $15,599,114 from affiliates and net of foreign taxes withheld of $2,896,447)	$286,098,843
Interest	33,766,915
319,865,758

Expenses:
Management fees	99,061,401
Distribution and service fees:
A Class	5,230,165
C Class	6,630,764
R Class	569,286
Directors' fees and expenses	345,763
Other expenses	21,424
111,858,803

Net investment income (loss)	208,006,955

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $12,772,063 from affiliates)	1,099,897,272
Foreign currency transactions	7,071,821
1,106,969,093

Change in net unrealized appreciation (depreciation) on:
Investments	439,721,836
Translation of assets and liabilities in foreign currencies	11,391,840
451,113,676

Net realized and unrealized gain (loss)	1,558,082,769

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,766,089,724

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$208,006,955	$213,315,706
Net realized gain (loss)	1,106,969,093	491,680,139
Change in net unrealized appreciation (depreciation)	451,113,676	(126,597,246)
Net increase (decrease) in net assets resulting from operations	1,766,089,724	578,398,599

Distributions to Shareholders
From net investment income:
Investor Class	(129,563,399)	(123,019,058)
Institutional Class	(30,618,392)	(30,526,067)
A Class	(34,939,594)	(42,382,590)
B Class	—	(37,483)
C Class	(5,979,666)	(7,534,907)
R Class	(1,626,120)	(2,144,133)
R6 Class	(8,068,622)	(4,870,941)
From net realized gains:
Investor Class	(400,934,887)	(363,605,047)
Institutional Class	(85,575,588)	(77,411,532)
A Class	(122,509,721)	(139,778,814)
C Class	(39,374,591)	(38,422,267)
R Class	(6,728,931)	(7,738,439)
R6 Class	(22,997,300)	(15,271,252)
Decrease in net assets from distributions	(888,916,811)	(852,742,530)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,945,344,324	(995,331)

Net increase (decrease) in net assets	2,822,517,237	(275,339,262)

Net Assets
Beginning of period	9,478,658,834	9,753,998,096
End of period	$12,301,176,071	$9,478,658,834

Undistributed (distributions in excess of) net investment income	$(13,618,723)	$4,293,572

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

18

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there

19

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.91% for the Investor Class, A Class, C Class and R Class, 0.71% for the Institutional Class and 0.56% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

20

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $127,864,719 and $63,351,257, respectively. The effect of interfund transactions on the Statement of Operations was $9,517,964 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $11,114,206,308 and $9,993,930,725, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,690,000,000		3,690,000,000
Sold	293,507,890	$2,609,195,025	114,466,871	$941,691,955
Issued in reinvestment of distributions	56,671,757	504,632,303	56,859,660	457,471,867
Redeemed	(189,696,984)	(1,695,503,573)	(156,737,452)	(1,310,805,748)
	160,482,663	1,418,323,755	14,589,079	88,358,074
Institutional Class/Shares Authorized	900,000,000		900,000,000
Sold	56,832,314	505,772,022	43,236,265	355,337,764
Issued in reinvestment of distributions	12,014,795	107,079,509	12,080,239	97,419,785
Redeemed	(49,101,577)	(441,160,610)	(60,463,997)	(509,934,591)
	19,745,532	171,690,921	(5,147,493)	(57,177,042)
A Class/Shares Authorized	1,450,000,000		1,450,000,000
Sold	67,317,393	599,764,310	33,772,941	281,467,687
Issued in reinvestment of distributions	17,235,247	153,324,817	22,158,796	178,188,273
Redeemed	(80,261,080)	(716,879,699)	(75,339,830)	(629,711,265)
	4,291,560	36,209,428	(19,408,093)	(170,055,305)
B Class/Shares Authorized	N/A		N/A
Sold			1,773	15,470
Issued in reinvestment of distributions			4,126	34,715
Redeemed			(640,096)	(5,462,542)
			(634,197)	(5,412,357)
C Class/Shares Authorized	380,000,000		380,000,000
Sold	23,508,729	208,356,587	10,920,834	90,266,957
Issued in reinvestment of distributions	4,410,142	39,190,445	4,821,802	38,594,526
Redeemed	(16,945,928)	(151,129,533)	(11,886,580)	(99,349,090)
	10,972,943	96,417,499	3,856,056	29,512,393
R Class/Shares Authorized	70,000,000		70,000,000
Sold	3,878,786	34,434,508	1,999,195	16,610,134
Issued in reinvestment of distributions	926,459	8,213,953	1,206,549	9,662,979
Redeemed	(4,772,983)	(42,240,369)	(5,355,482)	(44,926,763)
	32,262	408,092	(2,149,738)	(18,653,650)
R6 Class/Shares Authorized	180,000,000		180,000,000
Sold	37,017,253	333,067,159	19,314,185	162,369,985
Issued in reinvestment of distributions	3,426,134	30,585,564	2,424,776	19,519,689
Redeemed	(15,805,023)	(141,358,094)	(6,008,060)	(49,457,118)
	24,638,364	222,294,629	15,730,901	132,432,556
Net increase (decrease)	220,163,324	$1,945,344,324	6,836,515	$(995,331)

22

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2017 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$160,106,266	$337,094	$24,251,267	$6,032,068	$10,522,159	$148,921,389
ONE Gas, Inc.	218,755,902	12,998,040	13,033,788	6,739,995	5,076,955	235,879,249
	$378,862,168	$13,335,134	$37,285,055	$12,772,063	$15,599,114	$384,800,638

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Oil, Gas and Consumable Fuels	$1,169,532,595	$387,536,844	—
Personal Products	—	110,331,269	—
Pharmaceuticals	866,462,002	127,663,775	—
Other Industries	7,031,256,224	—	—
Convertible Bonds	—	739,314,572	—
Preferred Stocks	88,282,050	577,116,930	—
Convertible Preferred Stocks	—	506,473,364	—
Exchange-Traded Funds	298,728,132	—	—
Temporary Cash Investments	77,915	295,929,331	—
	$9,454,338,918	$2,744,366,085	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$8,205,130	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $325,073,159.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $8,205,130 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,967,545 in net realized gain (loss) on foreign currency transactions and $11,501,781 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$358,935,958	$252,510,096
Long-term capital gains	$529,980,853	$600,232,434

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,395,140,067
Gross tax appreciation of investments	$1,864,516,876
Gross tax depreciation of investments	(60,951,940)
Net tax appreciation (depreciation) of investments	1,803,564,936
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(72,143)
Net tax appreciation (depreciation)	$1,803,492,793
Undistributed ordinary income	$178,604,095
Accumulated long-term gains	$428,559,782

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

12. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(6)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	1.91%	93%	$7,327,473
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
Institutional Class
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	2.11%	93%	$1,515,758
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
A Class
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.66%	93%	$2,139,411
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(6)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	0.91%	93%	$711,149
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
R Class
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	93%	$114,762
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
R6 Class
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	2.26%	93%	$492,622
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(3)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(5)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $244,299,479, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $161,697,664 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $562,060,787, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

The fund utilized earnings and profits of $54,974,967 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 1705

Annual Report

March 31, 2017

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	19.44%	12.34%	5.29%	—	7/30/99
Russell 1000 Value Index	—	19.22%	13.12%	5.93%	—	—
S&P 500 Index	—	17.17%	13.29%	7.50%	—	—
Institutional Class	ALVSX	19.80%	12.55%	5.51%	—	8/10/01
A Class	ALPAX					10/26/00
No sales charge		19.28%	12.06%	5.03%	—
With sales charge		12.45%	10.75%	4.41%	—
C Class	ALPCX	18.36%	11.24%	4.25%	—	11/7/01
R Class	ALVRX	18.95%	11.77%	4.76%	—	8/29/03
R6 Class	ALVDX	19.98%	—	—	9.81%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $16,756

Russell 1000 Value Index — $17,793

S&P 500 Index — $20,627

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Performance Summary

Large Company Value returned 19.44%* for the fiscal year ended March 31, 2017, compared with the 19.22% return of its benchmark, the Russell 1000 Value Index.

Value stocks outperformed growth stocks across the capitalization spectrum during the 12-month period, providing a tailwind for the fund’s performance. Within the Russell 1000 Value Index, every sector posted positive returns, led by financials, materials, information technology, and industrials, which returned more than 20% each. The weakest sectors were real estate, telecommunication services, utilities, and consumer discretionary. The fund recorded positive absolute contributions from all sectors except real estate and telecommunication services. Absolute returns were led by financials holdings.

The fund’s outperformance relative to the benchmark was driven by a significant underweight to utilities and stock selection in the sector. Stock decisions in industrials and information technology were also positive, as was a substantial underweight to real estate. Stock selection among consumer discretionary and health care stocks and overweights in those sectors detracted.

Utilities and Industrials Benefited Performance

An underweight in utilities and stock decisions in the sector were positive. Westar Energy surged on the announcement of its acquisition by Great Plains Energy. The stock was eliminated from the portfolio as a result. An underweight position in General Electric (GE) was a key contributor in industrials. The stock underperformed after the company reported disappointing fourth-quarter results. Investors also had concerns about pricing of orders, margin improvement, and the adequacy of GE’s free cash generation relative to its earnings per share.

Security selection in information technology was a top contributor to relative performance, particularly in the semiconductors and semiconductor equipment industry. Applied Materials and Lam Research were top individual contributors due to strength in orders. Underweighting Microsoft was a key contributor. We had no exposure in April 2016 when the stock declined after the company offered a weak earnings report. In March 2017 we purchased the stock, which is no longer in the benchmark.

Elsewhere, the portfolio benefited from its underweight position in Exxon Mobil, as the stock underperformed many other energy securities. Despite operational results that were generally in line with expectations, the company’s valuation fell. PNC Financial Services was a significant contributor in the financials sector. Financials performed well following the November presidential election on optimism about economic growth, higher interest rates, and reduced regulation.

Consumer Discretionary and Health Care Holdings Detracted

Security selection and an overweight in consumer discretionary detracted from performance. Exposure to specialty retailer Advance Auto Parts weighed on performance as the stock fell after the company reported weak results and on concerns that the company’s margin improvement will take longer to occur.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the health care sector, exposure to Teva Pharmaceutical Industries detracted. The stock declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks. Worries about Teva’s biggest specialty drug, Copaxone, and when its patent will expire have also weighed on the stock. We believe that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock.

CVS Health, a retail pharmacy and health care company, declined after the company provided much lighter-than-expected guidance because of two lost contracts. This will have a larger impact on margins and earnings than the consensus was anticipating. We view this as a transitory issue.

Energy stocks Imperial Oil and Occidental Petroleum were among the largest individual detractors from performance. Imperial Oil fell as oil prices declined on concerns regarding potential oversupply of oil in 2018. Also, the company missed production numbers due to unexpected downtime at one of its operations. We believe this is a one-time event. Weakness in the energy sector created concerns about the sustainability of Occidental’s dividend payment. We think the dividend is sustainable due to the company’s healthy balance sheet and underappreciated asset position and quality.

Not owning Citigroup and Morgan Stanley detracted, as interest rate-sensitive financials rose, primarily a result of higher interest rates and expectations for a favorable economic environment.

Portfolio Positioning

We continue to use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies we believe to be undervalued. The portfolio’s largest overweights are in the health care and energy sectors, and its largest underweights are in the real estate, utilities, and financials sectors.

Concerns regarding the potential repeal/reform of the Affordable Care Act pressured the health care sector in the fourth quarter of 2016. This created investment opportunities as valuations became more attractive. Energy was the worst-performing sector in the index in the first quarter of 2017 due to weaker oil and gas prices and concerns about potential oversupply in 2018, again creating more-attractive valuations in the sector.

Many real estate stocks appear overvalued on our valuation methodology, leading to the portfolio’s continued underweight in the sector. The portfolio remains underweight in telecommunication services. Pricing competition within the industry is increasing because providers are returning to offering unlimited wireless plans, and because the wireless industry is reaching maturity.

6

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Pfizer, Inc.	3.7%
General Electric Co.	3.2%
Schlumberger Ltd.	3.1%
Wells Fargo & Co.	3.0%
TOTAL SA ADR	2.8%
Johnson Controls International plc	2.8%
Procter & Gamble Co. (The)	2.7%
Oracle Corp. (New York)	2.6%
Chevron Corp.	2.5%
U.S. Bancorp	2.5%

Top Five Industries	% of net assets
Banks	14.2%
Oil, Gas and Consumable Fuels	11.2%
Pharmaceuticals	8.6%
Capital Markets	4.8%
Health Care Equipment and Supplies	4.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.0%
Foreign Common Stocks*	6.5%
Exchange-Traded Funds	1.3%
Total Equity Exposure	98.8%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,107.70	$4.36	0.83%
Institutional Class	$1,000	$1,108.70	$3.31	0.63%
A Class	$1,000	$1,106.40	$5.67	1.08%
C Class	$1,000	$1,102.20	$9.59	1.83%
R Class	$1,000	$1,104.90	$6.98	1.33%
R6 Class	$1,000	$1,109.60	$2.52	0.48%
Hypothetical
Investor Class	$1,000	$1,020.79	$4.18	0.83%
Institutional Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,019.55	$5.44	1.08%
C Class	$1,000	$1,015.81	$9.20	1.83%
R Class	$1,000	$1,018.30	$6.69	1.33%
R6 Class	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 97.5%
Aerospace and Defense — 3.6%
Boeing Co. (The)	25,900	$4,580,674
Textron, Inc.	204,000	9,708,360
United Technologies Corp.	162,500	18,234,125
		32,523,159
Auto Components — 1.0%
Delphi Automotive plc	111,702	8,990,894
Automobiles — 0.4%
Ford Motor Co.	298,200	3,471,048
Banks — 14.2%
Bank of America Corp.	896,100	21,138,999
BB&T Corp.	398,200	17,799,540
JPMorgan Chase & Co.	152,900	13,430,736
M&T Bank Corp.	77,200	11,945,156
PNC Financial Services Group, Inc. (The)	118,900	14,296,536
U.S. Bancorp	435,300	22,417,950
Wells Fargo & Co.	483,900	26,933,874
		127,962,791
Beverages — 0.7%
PepsiCo, Inc.	55,800	6,241,788
Biotechnology — 0.5%
AbbVie, Inc.	69,500	4,528,620
Building Products — 2.8%
Johnson Controls International plc	594,200	25,027,704
Capital Markets — 4.8%
Ameriprise Financial, Inc.	48,700	6,315,416
Bank of New York Mellon Corp. (The)	394,400	18,627,512
BlackRock, Inc.	17,200	6,596,372
Invesco Ltd.	388,100	11,887,503
		43,426,803
Chemicals — 1.0%
Dow Chemical Co. (The)	141,200	8,971,848
Communications Equipment — 0.7%
Cisco Systems, Inc.	183,000	6,185,400
Containers and Packaging — 0.4%
WestRock Co.	69,100	3,595,273
Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	389,900	19,007,625
Electric Utilities — 3.3%
Edison International	121,800	9,696,498
PG&E Corp.	99,100	6,576,276
PPL Corp.	154,500	5,776,755
Xcel Energy, Inc.	169,500	7,534,275
		29,583,804
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	152,900	11,398,695

10

	Shares	Value
Energy Equipment and Services — 4.1%
Baker Hughes, Inc.	158,500	$9,481,470
Schlumberger Ltd.	356,600	27,850,460
		37,331,930
Equity Real Estate Investment Trusts (REITs) — 0.7%
Boston Properties, Inc.	50,800	6,726,428
Food and Staples Retailing — 3.4%
CVS Health Corp.	142,200	11,162,700
Wal-Mart Stores, Inc.	268,300	19,339,064
		30,501,764
Food Products — 2.0%
General Mills, Inc.	75,700	4,467,057
Mead Johnson Nutrition Co.	35,900	3,197,972
Mondelez International, Inc., Class A	248,900	10,722,612
		18,387,641
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	251,900	11,186,879
Medtronic plc	221,500	17,844,040
Zimmer Biomet Holdings, Inc.	87,200	10,647,992
		39,678,911
Health Care Providers and Services — 2.0%
Anthem, Inc.	30,300	5,011,014
HCA Holdings, Inc.(1)	74,300	6,611,957
McKesson Corp.	46,400	6,879,264
		18,502,235
Hotels, Restaurants and Leisure — 0.7%
Carnival Corp.	108,800	6,409,408
Household Products — 2.7%
Procter & Gamble Co. (The)	267,300	24,016,905
Industrial Conglomerates — 3.7%
General Electric Co.	959,500	28,593,100
Honeywell International, Inc.	36,000	4,495,320
		33,088,420
Insurance — 4.2%
Aflac, Inc.	82,000	5,938,440
Allstate Corp. (The)	78,400	6,388,816
Chubb Ltd.	132,000	17,985,000
MetLife, Inc.	149,100	7,875,462
		38,187,718
Leisure Products — 0.6%
Mattel, Inc.	217,800	5,577,858
Machinery — 1.0%
Ingersoll-Rand plc	108,900	8,855,748
Multiline Retail — 0.5%
Target Corp.	84,200	4,646,998
Oil, Gas and Consumable Fuels — 11.2%
Anadarko Petroleum Corp.	148,700	9,219,400
Chevron Corp.	211,600	22,719,492
Exxon Mobil Corp.	74,500	6,109,745
Imperial Oil Ltd.	481,900	14,683,301
Occidental Petroleum Corp.	255,900	16,213,824

11

	Shares	Value
Royal Dutch Shell plc ADR	125,200	$6,989,916
TOTAL SA ADR	506,600	25,542,772
		101,478,450
Personal Products — 0.5%
Unilever NV CVA	92,800	4,610,384
Pharmaceuticals — 8.6%
Allergan plc	29,800	7,119,816
Johnson & Johnson	105,700	13,164,935
Merck & Co., Inc.	264,100	16,780,914
Pfizer, Inc.	967,500	33,098,175
Roche Holding AG	22,600	5,771,557
Teva Pharmaceutical Industries Ltd. ADR	68,800	2,207,792
		78,143,189
Road and Rail — 0.9%
Union Pacific Corp.	76,100	8,060,512
Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials, Inc.	354,900	13,805,610
Intel Corp.	258,000	9,306,060
Lam Research Corp.	63,000	8,086,680
QUALCOMM, Inc.	136,800	7,844,112
		39,042,462
Software — 2.8%
Microsoft Corp.	34,600	2,278,756
Oracle Corp. (New York)	519,500	23,174,895
		25,453,651
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	57,700	8,554,602
L Brands, Inc.	60,300	2,840,130
		11,394,732
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc.	52,700	7,570,882
Textiles, Apparel and Luxury Goods — 0.3%
Ralph Lauren Corp.	33,400	2,726,108
TOTAL COMMON STOCKS (Cost $787,432,693)		881,307,786
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $11,367,034)	99,200	11,402,048
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $3,500,669), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $3,429,514)		3,429,323
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $6,348,197), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $6,222,114)		6,222,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,389	5,389
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,656,712)		9,656,712
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $808,456,439)		902,366,546
OTHER ASSETS AND LIABILITIES — 0.1%		994,118
TOTAL NET ASSETS — 100.0%		$903,360,664

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,632,311	CAD	16,880,234	Morgan Stanley	6/30/17	$(76,380)
USD	3,767,495	CHF	3,718,895	Credit Suisse AG	6/30/17	35,287
USD	393,394	CHF	390,184	Credit Suisse AG	6/30/17	1,813
USD	408,522	CHF	406,394	Credit Suisse AG	6/30/17	674
USD	440,645	CHF	438,787	Credit Suisse AG	6/30/17	287
USD	25,663,570	EUR	23,551,906	UBS AG	6/30/17	433,683
USD	5,928,991	GBP	4,733,272	Credit Suisse AG	6/30/17	(13,894)
						$381,470

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $808,456,439)	$902,366,546
Foreign currency holdings, at value (cost of $79,866)	80,713
Receivable for investments sold	2,716,496
Receivable for capital shares sold	1,071,113
Unrealized appreciation on forward foreign currency exchange contracts	471,744
Dividends and interest receivable	2,104,355
908,810,967

Liabilities
Payable for investments purchased	4,423,874
Payable for capital shares redeemed	328,738
Unrealized depreciation on forward foreign currency exchange contracts	90,274
Accrued management fees	585,044
Distribution and service fees payable	22,373
5,450,303

Net Assets	$903,360,664

Net Assets Consist of:
Capital (par value and paid-in surplus)	$811,603,712
Accumulated net realized loss	(2,534,710)
Net unrealized appreciation	94,291,662
$903,360,664

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$658,031,127	65,462,709	$10.05
Institutional Class, $0.01 Par Value	$41,745,702	4,151,082	$10.06
A Class, $0.01 Par Value	$56,222,064	5,595,997	$10.05*
C Class, $0.01 Par Value	$8,947,912	890,567	$10.05
R Class, $0.01 Par Value	$5,805,587	577,338	$10.06
R6 Class, $0.01 Par Value	$132,608,272	13,186,724	$10.06
*Maximum offering price $10.66 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $249,270)	$24,406,150
Interest	9,455
24,415,605

Expenses:
Management fees	6,733,553
Distribution and service fees:
A Class	143,721
C Class	91,115
R Class	26,833
Directors' fees and expenses	27,037
Other expenses	15,986
7,038,245

Net investment income (loss)	17,377,360

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	168,072,938
Foreign currency transactions	1,294,558
169,367,496

Change in net unrealized appreciation (depreciation) on:
Investments	(35,367,311)
Translation of assets and liabilities in foreign currencies	906,137
(34,461,174)

Net realized and unrealized gain (loss)	134,906,322

Net Increase (Decrease) in Net Assets Resulting from Operations	$152,283,682
See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$17,377,360	$11,149,564
Net realized gain (loss)	169,367,496	41,963,691
Change in net unrealized appreciation (depreciation)	(34,461,174)	(82,761,717)
Net increase (decrease) in net assets resulting from operations	152,283,682	(29,648,462)

Distributions to Shareholders
From net investment income:
Investor Class	(12,419,761)	(8,933,931)
Institutional Class	(910,606)	(752,924)
A Class	(970,082)	(750,479)
B Class	—	(512)
C Class	(85,151)	(41,446)
R Class	(78,762)	(46,400)
R6 Class	(2,733,954)	(868,574)
Decrease in net assets from distributions	(17,198,316)	(11,394,266)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(102,207,905)	148,863,315

Net increase (decrease) in net assets	32,877,461	107,820,587

Net Assets
Beginning of period	870,483,203	762,662,616
End of period	$903,360,664	$870,483,203

Undistributed net investment income	—	$746,512

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

17

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 45% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.83% for the Investor Class, A Class, C Class and R Class, 0.63% for the Institutional Class and 0.48% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $8,836,135 and $4,190,579, respectively. The effect of interfund transactions on the Statement of Operations was $579,402 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $591,103,682 and $698,260,415, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	8,949,727	$87,363,174	17,629,618	$155,559,656
Issued in reinvestment of distributions	1,299,238	12,244,541	1,007,564	8,744,859
Redeemed	(19,717,686)	(183,481,206)	(8,596,338)	(74,429,878)
	(9,468,721)	(83,873,491)	10,040,844	89,874,637
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	1,229,209	12,075,330	1,827,487	15,883,636
Issued in reinvestment of distributions	96,436	903,949	86,062	747,253
Redeemed	(2,825,311)	(25,938,025)	(1,509,620)	(13,112,507)
	(1,499,666)	(12,958,746)	403,929	3,518,382
A Class/Shares Authorized	60,000,000		60,000,000
Sold	639,700	6,049,501	1,501,902	13,067,373
Issued in reinvestment of distributions	98,918	933,061	83,694	727,057
Redeemed	(2,335,654)	(21,555,910)	(2,165,484)	(18,766,444)
	(1,597,036)	(14,573,348)	(579,888)	(4,972,014)
B Class/Shares Authorized	N/A		N/A
Issued in reinvestment of distributions			56	504
Redeemed			(50,687)	(452,583)
			(50,631)	(452,079)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	64,787	596,206	183,240	1,599,014
Issued in reinvestment of distributions	5,090	48,282	2,879	25,036
Redeemed	(242,903)	(2,265,111)	(391,973)	(3,347,446)
	(173,026)	(1,620,623)	(205,854)	(1,723,396)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	122,854	1,157,017	93,079	807,096
Issued in reinvestment of distributions	8,051	76,287	5,204	45,261
Redeemed	(115,363)	(1,095,600)	(180,477)	(1,559,711)
	15,542	137,704	(82,194)	(707,354)
R6 Class/Shares Authorized	80,000,000		80,000,000
Sold	3,198,808	30,074,204	8,832,542	71,693,067
Issued in reinvestment of distributions	288,808	2,733,954	100,724	868,574
Redeemed	(2,378,584)	(22,127,559)	(1,061,403)	(9,236,502)
	1,109,032	10,680,599	7,871,863	63,325,139
Net increase (decrease)	(11,613,875)	$(102,207,905)	17,398,069	$148,863,315

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

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•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$856,242,544	$25,065,242	—
Exchange-Traded Funds	11,402,048	—	—
Temporary Cash Investments	5,389	9,651,323	—
	$867,649,981	$34,716,565	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$471,744	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$90,274	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $44,068,612.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $471,744 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $90,274 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,306,780 in net realized gain (loss) on foreign currency transactions and $888,197 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$17,198,316	$11,394,266
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$810,609,679
Gross tax appreciation of investments	$109,474,044
Gross tax depreciation of investments	(17,717,177)
Net tax appreciation (depreciation) of investments	91,756,867
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	85
Net tax appreciation (depreciation)	$91,756,952
Undistributed ordinary income	—

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$8.58	0.18	1.48	1.66	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
Institutional Class
2017	$8.58	0.19	1.49	1.68	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
A Class
2017	$8.57	0.16	1.48	1.64	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$8.57	0.09	1.48	1.57	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
R Class
2017	$8.58	0.14	1.48	1.62	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
R6 Class
2017	$8.58	0.22	1.48	1.70	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(3)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $17,198,316, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,240,697, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

The fund utilized earnings and profits of $2,868,302 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

Contact Us	americancentury.com
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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 1705

ANNUAL REPORT
MARCH 31, 2017

 AC Alternatives® Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACVVX	2.97%	3.15%	3.51%	10/31/11
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	0.30%	0.11%	0.10%	—
Institutional Class	ACVKX	3.23%	3.37%	3.72%	10/31/11
A Class	ACVQX				10/31/11
No sales charge		2.72%	2.90%	3.26%
With sales charge		-3.21%	1.69%	2.13%
C Class	ACVHX	2.03%	2.13%	2.49%	10/31/11
R Class	ACVWX	2.47%	2.65%	3.00%	10/31/11
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $12,054

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,054

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.09%	3.89%	4.34%	5.09%	4.59%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, Brian Woglom, and Dan Gruemmer

Performance Summary

AC Alternatives Market Neutral Value returned 2.97%* for the fiscal year ended March 31, 2017, compared with the 0.30% return of its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The fund's return reflects operating expenses, while the index's return does not.

The foundation of the strategy is to combine long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. This approach helped the portfolio deliver positive absolute results for the year.

Rising Markets Buoyed Long Positions

The broad equity markets turned in robust returns during the reporting period. In turn, many of the portfolio’s top performers were long positions. More specifically, a convertible position in semiconductor company Microchip Technology rose after the company reported quarterly sales, gross and operating margins, earnings per share, and free cash flow that significantly beat expectations. The company also raised the following quarter’s sales and earnings per share guidance and its accretion targets for Atmel (an acquisition that took place last year). Additionally, Applied Materials, another holding in the semiconductors and semiconductor equipment industry, rose significantly. The stock was buoyed by strong orders, record backlog, and market share gains.

Following President Trump’s election in November, stocks in the financials sector responded positively to rising interest rates and potential changes in financial conditions including higher interest rates, lower taxes, and reduced regulation. Banks performed particularly well on optimism surrounding future earnings due to these potential changes, leading to strong performance by our positions in Comerica and PNC Financial Services Group.

While many of the portfolio’s long positions reaped the benefits of the rising markets, a short position in lululemon athletica was a notable contributor. In March, its stock fell after the athletic apparel retailer reported weaker-than-expected fourth-quarter earnings for its 2016 fiscal year. Additionally, the company provided weak guidance for the first quarter of 2017.

Short Positions Were Challenged by Rising Markets

Rising equity markets weighed on many of the portfolio’s short positions including Prudential Financial, Deere & Co., Amazon.com, and Kinder Morgan. As the stocks of these companies rose, our short positions detracted from returns.

Like many other insurance companies, Prudential Financial’s stock price rose as interest rates increased. Internet retailer Amazon.com rose on growth expectations. Deere & Co.’s stock was bolstered by enthusiasm surrounding reduced costs, restructuring efforts, and future growth potential. Additionally, the stock of energy company Kinder Morgan rose after the company announced an asset sale and reduced its capital expenditure outlook. The asset sale that followed led to deleveraging and an improved balance sheet, so we eliminated the short position.

*
All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in this low interest rate environment, diversification resulting from not being correlated to equity markets, low volatility exposure, and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for securities of companies that we believe are misvalued on both the long and short side of the market with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

6

Fund Characteristics

MARCH 31, 2017
Top Ten Long Holdings	% of net assets
Royal Dutch Shell plc, Class A ADR	4.65%
Intel Corp. (Convertible)	3.58%
iShares U.S. Real Estate ETF	3.17%
iShares Russell 1000 Value ETF	3.03%
Pfizer, Inc.	2.68%
Wal-Mart Stores, Inc.	2.53%
Consumer Discretionary Select Sector SPDR Fund	2.53%
Medtronic plc	2.22%
Microchip Technology, Inc. (Convertible)	2.02%
General Mills, Inc.	1.81%

Top Ten Short Holdings	% of net assets
Royal Dutch Shell plc, Class B ADR	(4.64)%
Utilities Select Sector SPDR Fund	(4.62)%
Kraft Heinz Co. (The)	(3.32)%
Intel Corp.	(3.21)%
iShares Russell 1000 Growth ETF	(3.03)%
Costco Wholesale Corp.	(2.82)%
Halliburton Co.	(2.47)%
Eli Lilly & Co.	(2.23)%
Stryker Corp.	(2.02)%
Microchip Technology, Inc.	(1.86)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	69.3%
Foreign Common Stocks*	12.7%
Exchange-Traded Funds	8.8%
Convertible Bonds	7.1%
Convertible Preferred Stocks	0.9%
Domestic Common Stocks Sold Short	(79.8)%
Foreign Common Stocks Sold Short*	(6.2)%
Exchange-Traded Funds Sold Short	(12.5)%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	99.6%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,025.00	$19.39	3.84%
Investor Class (before waiver)	$1,000	$1,025.00(2)	$20.65	4.09%
Institutional Class (after waiver)	$1,000	$1,026.60	$18.39	3.64%
Institutional Class (before waiver)	$1,000	$1,026.60(2)	$19.65	3.89%
A Class (after waiver)	$1,000	$1,024.30	$20.64	4.09%
A Class (before waiver)	$1,000	$1,024.30(2)	$21.90	4.34%
C Class (after waiver)	$1,000	$1,020.30	$24.38	4.84%
C Class (before waiver)	$1,000	$1,020.30(2)	$25.64	5.09%
R Class (after waiver)	$1,000	$1,022.70	$21.89	4.34%
R Class (before waiver)	$1,000	$1,022.70(2)	$23.15	4.59%
Hypothetical
Investor Class (after waiver)	$1,000	$1,005.78	$19.20	3.84%
Investor Class (before waiver)	$1,000	$1,004.54	$20.44	4.09%
Institutional Class (after waiver)	$1,000	$1,006.78	$18.21	3.64%
Institutional Class (before waiver)	$1,000	$1,005.54	$19.45	3.89%
A Class (after waiver)	$1,000	$1,004.54	$20.44	4.09%
A Class (before waiver)	$1,000	$1,003.29	$21.68	4.34%
C Class (after waiver)	$1,000	$1,000.80	$24.14	4.84%
C Class (before waiver)	$1,000	$999.55	$25.38	5.09%
R Class (after waiver)	$1,000	$1,003.29	$21.68	4.34%
R Class (before waiver)	$1,000	$1,002.04	$22.91	4.59%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

MARCH 31, 2017

	Shares/Principal Amount	Value
COMMON STOCKS — 82.0%
Aerospace and Defense — 3.9%
Boeing Co. (The)	28,562	$5,051,475
HEICO Corp., Class A(1)	159,113	11,933,475
L3 Technologies, Inc.	30,040	4,965,312
Textron, Inc.	149,154	7,098,239
		29,048,501
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B(1)	77,450	8,310,385
Airlines — 1.2%
Alaska Air Group, Inc.(1)	54,790	5,052,734
Southwest Airlines Co.	72,420	3,893,299
		8,946,033
Auto Components — 0.7%
Delphi Automotive plc	67,771	5,454,888
Automobiles — 0.6%
Ford Motor Co.	375,500	4,370,820
Banks — 2.8%
BB&T Corp.	117,900	5,270,130
Comerica, Inc.	56,180	3,852,824
First Hawaiian, Inc.	139,119	4,162,441
PNC Financial Services Group, Inc. (The)	27,568	3,314,776
SunTrust Banks, Inc.	74,960	4,145,288
		20,745,459
Beverages — 1.2%
Brown-Forman Corp., Class B(1)	186,878	8,630,026
Biotechnology — 1.4%
Gilead Sciences, Inc.(1)	151,142	10,265,565
Commercial Services and Supplies — 1.3%
Republic Services, Inc.	70,845	4,449,774
UniFirst Corp.	38,270	5,413,292
		9,863,066
Communications Equipment — 0.5%
Harris Corp.	33,710	3,750,912
Consumer Finance — 1.0%
Discover Financial Services(1)	108,400	7,413,476
Containers and Packaging — 0.9%
Bemis Co., Inc.(1)	138,420	6,763,201
Electric Utilities — 4.4%
Edison International(1)	110,978	8,834,959
Eversource Energy	65,890	3,873,014
PG&E Corp.(1)	190,516	12,642,642
Westar Energy, Inc.	74,800	4,059,396
Xcel Energy, Inc.	85,740	3,811,143
		33,221,154
Electrical Equipment — 1.9%
Eaton Corp. plc(1)	92,450	6,855,168

10

	Shares/Principal Amount	Value
Emerson Electric Co.	87,080	$5,212,609
Hubbell, Inc.	18,985	2,279,149
		14,346,926
Electronic Equipment, Instruments and Components — 1.9%
Keysight Technologies, Inc.(2)	229,678	8,300,563
TE Connectivity Ltd.	82,210	6,128,755
		14,429,318
Energy Equipment and Services — 2.5%
National Oilwell Varco, Inc.	133,040	5,333,573
Schlumberger Ltd.(1)	169,947	13,272,861
		18,606,434
Food and Staples Retailing — 3.9%
CVS Health Corp.	125,790	9,874,515
Wal-Mart Stores, Inc.(1)	262,440	18,916,675
		28,791,190
Food Products — 3.6%
Conagra Brands, Inc.(1)	212,930	8,589,596
General Mills, Inc.(1)	229,370	13,535,124
Kellogg Co.	64,910	4,713,115
		26,837,835
Gas Utilities — 1.5%
Atmos Energy Corp.(1)	99,930	7,893,471
Spire, Inc.	46,135	3,114,112
		11,007,583
Health Care Equipment and Supplies — 4.2%
Abbott Laboratories(1)	57,510	2,554,019
Medtronic plc	205,470	16,552,663
STERIS plc	91,610	6,363,231
Zimmer Biomet Holdings, Inc.	50,087	6,116,123
		31,586,036
Health Care Providers and Services — 3.7%
Anthem, Inc.	21,610	3,573,861
Express Scripts Holding Co.(1)(2)	200,390	13,207,705
McKesson Corp.	23,730	3,518,210
Molina Healthcare, Inc.(2)	167,040	7,617,024
		27,916,800
Hotels, Restaurants and Leisure — 0.9%
McDonald's Corp.	50,540	6,550,489
Household Durables — 1.7%
Lennar Corp., Class B	114,114	4,769,965
PulteGroup, Inc.(1)	327,953	7,723,293
		12,493,258
Industrial Conglomerates — 0.3%
Siemens AG	19,050	2,609,414
Insurance — 4.1%
Chubb Ltd.	90,850	12,378,312
EMC Insurance Group, Inc.	39,827	1,117,546
Marsh & McLennan Cos., Inc.	50,192	3,708,687
MetLife, Inc.(1)	206,023	10,882,135
ProAssurance Corp.	46,639	2,810,000
		30,896,680

11

	Shares/Principal Amount	Value
Internet Software and Services — 0.5%
Alphabet, Inc., Class C(2)	4,690	$3,890,636
Leisure Products — 0.7%
Mattel, Inc.	190,890	4,888,693
Life Sciences Tools and Services — 0.7%
Waters Corp.(2)	35,512	5,550,881
Machinery — 5.4%
Crane Co.	69,600	5,208,168
Cummins, Inc.	69,320	10,481,184
Dover Corp.	148,610	11,940,813
Parker-Hannifin Corp.	18,490	2,964,317
Stanley Black & Decker, Inc.	28,360	3,768,193
Timken Co. (The)	123,430	5,579,036
		39,941,711
Multiline Retail — 1.0%
Dollar General Corp.	71,650	4,996,155
Target Corp.	40,770	2,250,096
		7,246,251
Oil, Gas and Consumable Fuels — 9.0%
Anadarko Petroleum Corp.(1)	70,770	4,387,740
Enterprise Products Partners LP	134,510	3,713,821
EQT Corp.	102,256	6,247,842
EQT Midstream Partners LP	46,500	3,575,850
Occidental Petroleum Corp.	35,000	2,217,600
Phillips 66 Partners LP	83,570	4,291,319
Royal Dutch Shell plc, Class A ADR	658,181	34,705,884
TOTAL SA ADR	161,354	8,135,469
		67,275,525
Personal Products — 0.9%
Unilever NV ADR	130,560	6,486,221
Pharmaceuticals — 3.0%
Pfizer, Inc.(1)	585,388	20,026,123
Roche Holding AG	8,750	2,234,563
		22,260,686
Road and Rail — 1.5%
Norfolk Southern Corp.	23,050	2,580,908
Union Pacific Corp.	84,330	8,932,234
		11,513,142
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.(1)	76,770	2,986,353
Lam Research Corp.	33,810	4,339,852
Maxim Integrated Products, Inc.	143,880	6,468,845
QUALCOMM, Inc.	131,440	7,536,769
		21,331,819
Software — 0.5%
Microsoft Corp.	52,946	3,487,024
Specialty Retail — 1.9%
AutoZone, Inc.(2)	8,900	6,435,145
L Brands, Inc.	58,990	2,778,429

12

	Shares/Principal Amount	Value
Lowe's Cos., Inc.	63,850	$5,249,109
		14,462,683
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	25,830	3,710,738
Textiles, Apparel and Luxury Goods — 2.0%
Michael Kors Holdings Ltd.(2)	218,040	8,309,505
Ralph Lauren Corp.	45,220	3,690,856
VF Corp.	46,590	2,561,052
		14,561,413
Thrifts and Mortgage Finance — 0.3%
Capitol Federal Financial, Inc.	177,943	2,603,306
TOTAL COMMON STOCKS (Cost $552,658,180)		612,066,178
EXCHANGE-TRADED FUNDS — 8.8%
Consumer Discretionary Select Sector SPDR Fund	214,614	18,875,301
iShares Russell 1000 Value ETF	197,049	22,648,812
iShares U.S. Real Estate ETF	301,800	23,688,282
TOTAL EXCHANGE-TRADED FUNDS (Cost $60,528,535)		65,212,395
CONVERTIBLE BONDS — 7.1%
Capital Markets — 1.5%
Janus Capital Group, Inc., 0.75%, 7/15/18	$8,729,000	11,451,357
Semiconductors and Semiconductor Equipment — 5.6%
Intel Corp., 3.48%, 12/15/35	19,578,000	26,699,497
Microchip Technology, Inc., 1.625%, 2/15/25	10,461,000	15,050,764
		41,750,261
TOTAL CONVERTIBLE BONDS (Cost $47,901,149)		53,201,618
CONVERTIBLE PREFERRED STOCKS — 0.9%
Electric Utilities — 0.6%
NextEra Energy, Inc., 6.12%, 9/1/19	86,610	4,417,110
Food Products — 0.3%
Tyson Foods, Inc., 4.75%, 7/15/17	37,497	2,512,299
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,228,354)		6,929,409
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $256,799), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $251,580)		251,566
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/46, valued at $466,879), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $456,008)		456,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	619	619
TOTAL TEMPORARY CASH INVESTMENTS (Cost $708,185)		708,185
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.9% (Cost $668,024,403)		738,117,785
SECURITIES SOLD SHORT — (98.5)%
COMMON STOCKS SOLD SHORT — (86.0)%
Aerospace and Defense — (4.4)%
General Dynamics Corp.	(37,610)	(7,040,592)
HEICO Corp.	(136,589)	(11,910,561)

13

	Shares/Principal Amount	Value
Lockheed Martin Corp.	(12,100)	$(3,237,960)
Northrop Grumman Corp.	(23,020)	(5,475,077)
Raytheon Co.	(32,660)	(4,980,650)
		(32,644,840)
Air Freight and Logistics — (1.1)%
FedEx Corp.	(42,950)	(8,381,692)
Airlines — (1.2)%
American Airlines Group, Inc.	(210,200)	(8,891,460)
Auto Components — (0.4)%
Autoliv, Inc.	(27,950)	(2,858,167)
Automobiles — (0.9)%
General Motors Co.	(193,730)	(6,850,293)
Banks — (3.1)%
Bank of Hawaii Corp.	(50,750)	(4,179,770)
JPMorgan Chase & Co.	(37,624)	(3,304,892)
KeyCorp	(515,720)	(9,169,502)
People's United Financial, Inc.	(364,351)	(6,631,188)
		(23,285,352)
Beverages — (1.2)%
Brown-Forman Corp., Class A	(183,940)	(8,658,056)
Biotechnology — (0.6)%
Celgene Corp.	(38,370)	(4,774,379)
Capital Markets — (1.5)%
Janus Capital Group, Inc.	(859,900)	(11,350,680)
Commercial Services and Supplies — (1.3)%
Cintas Corp.	(42,915)	(5,430,464)
Waste Management, Inc.	(61,176)	(4,460,954)
		(9,891,418)
Consumer Finance — (1.0)%
Capital One Financial Corp.	(86,490)	(7,495,223)
Containers and Packaging — (0.9)%
Ball Corp.	(91,530)	(6,797,018)
Diversified Financial Services — (0.4)%
Berkshire Hathaway, Inc., Class B	(16,954)	(2,825,893)
Electric Utilities — (1.4)%
American Electric Power Co., Inc.	(86,930)	(5,835,611)
Southern Co. (The)	(91,033)	(4,531,623)
		(10,367,234)
Electronic Equipment, Instruments and Components — (1.9)%
Amphenol Corp., Class A	(86,410)	(6,149,800)
National Instruments Corp.	(255,050)	(8,304,428)
		(14,454,228)
Energy Equipment and Services — (2.5)%
Halliburton Co.	(375,251)	(18,466,102)
Equity Real Estate Investment Trusts (REITs) — (3.1)%
AvalonBay Communities, Inc.	(35,600)	(6,536,160)
Equity Residential	(62,430)	(3,884,395)
Essex Property Trust, Inc.	(24,410)	(5,651,647)

14

	Shares/Principal Amount	Value
Simon Property Group, Inc.	(42,660)	$(7,338,800)
		(23,411,002)
Food and Staples Retailing — (4.1)%
Costco Wholesale Corp.	(125,500)	(21,045,095)
Walgreens Boots Alliance, Inc.	(118,440)	(9,836,442)
		(30,881,537)
Food Products — (4.8)%
Danone SA ADR	(635,510)	(8,700,132)
Kraft Heinz Co. (The)	(273,054)	(24,796,034)
Tyson Foods, Inc., Class A	(40,691)	(2,511,041)
		(36,007,207)
Health Care Equipment and Supplies — (4.2)%
Boston Scientific Corp.	(359,330)	(8,936,537)
CR Bard, Inc.	(30,440)	(7,565,558)
Stryker Corp.	(114,670)	(15,096,305)
		(31,598,400)
Health Care Providers and Services — (3.7)%
AmerisourceBergen Corp.	(99,340)	(8,791,590)
Centene Corp.	(185,920)	(13,248,659)
UnitedHealth Group, Inc.	(34,730)	(5,696,067)
		(27,736,316)
Hotels, Restaurants and Leisure — (1.6)%
Chipotle Mexican Grill, Inc.	(11,450)	(5,101,204)
Wendy's Co. (The)	(480,920)	(6,545,321)
		(11,646,525)
Household Durables — (2.4)%
Lennar Corp., Class A	(90,170)	(4,615,802)
Toll Brothers, Inc.	(213,190)	(7,698,291)
Whirlpool Corp.	(30,990)	(5,309,517)
		(17,623,610)
Industrial Conglomerates — (1.3)%
General Electric Co.	(335,610)	(10,001,178)
Insurance — (3.8)%
American International Group, Inc.	(43,710)	(2,728,815)
Aon plc	(31,760)	(3,769,595)
Prudential Financial, Inc.	(101,593)	(10,837,941)
Travelers Cos., Inc. (The)	(88,770)	(10,700,336)
		(28,036,687)
Internet and Direct Marketing Retail — (1.0)%
Amazon.com, Inc.	(8,420)	(7,464,667)
Leisure Products — (0.7)%
Hasbro, Inc.	(48,830)	(4,874,210)
Life Sciences Tools and Services — (0.7)%
Thermo Fisher Scientific, Inc.	(35,910)	(5,515,776)
Machinery — (6.3)%
Caterpillar, Inc.	(88,670)	(8,225,029)
Deere & Co.	(124,100)	(13,509,526)
Illinois Tool Works, Inc.	(22,600)	(2,993,822)
Middleby Corp. (The)	(55,450)	(7,566,152)
RBC Bearings, Inc.	(57,430)	(5,575,879)
Snap-on, Inc.	(22,480)	(3,791,702)

15

	Shares/Principal Amount	Value
Xylem, Inc.	(101,890)	$(5,116,916)
		(46,779,026)
Multi-Utilities — (0.5)%
Dominion Resources, Inc.	(49,160)	(3,813,341)
Multiline Retail — (0.7)%
Dollar Tree, Inc.	(63,810)	(5,006,533)
Oil, Gas and Consumable Fuels — (6.0)%
Chevron Corp.	(72,830)	(7,819,757)
Exxon Mobil Corp.	(30,800)	(2,525,908)
Royal Dutch Shell plc, Class B ADR	(620,960)	(34,668,197)
		(45,013,862)
Pharmaceuticals — (3.7)%
Eli Lilly & Co.	(197,590)	(16,619,295)
Merck & Co., Inc.	(171,140)	(10,874,235)
		(27,493,530)
Road and Rail — (2.6)%
Avis Budget Group, Inc.	(261,714)	(7,741,500)
CSX Corp.	(247,600)	(11,525,780)
		(19,267,280)
Semiconductors and Semiconductor Equipment — (6.6)%
Broadcom Ltd.	(51,210)	(11,212,941)
Intel Corp.	(664,010)	(23,950,841)
Microchip Technology, Inc.	(187,700)	(13,848,506)
		(49,012,288)
Specialty Retail — (2.8)%
O'Reilly Automotive, Inc.	(23,831)	(6,430,557)
Signet Jewelers Ltd.	(26,610)	(1,843,275)
Tiffany & Co.	(130,590)	(12,445,227)
		(20,719,059)
Technology Hardware, Storage and Peripherals — (0.4)%
HP, Inc.	(149,480)	(2,672,702)
Textiles, Apparel and Luxury Goods — (1.2)%
lululemon athletica, Inc.	(175,130)	(9,083,993)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $608,745,645)		(641,650,764)
EXCHANGE-TRADED FUNDS SOLD SHORT — (12.5)%
Alerian MLP ETF	(910,710)	(11,575,124)
iShares Russell 1000 Growth ETF	(198,760)	(22,618,888)
iShares U.S. Oil & Gas Exploration & Production ETF	(103,220)	(6,308,806)
SPDR S&P Oil & Gas Exploration & Production ETF	(119,180)	(4,462,099)
Technology Select Sector SPDR Fund	(257,050)	(13,703,336)
Utilities Select Sector SPDR Fund	(672,090)	(34,484,938)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $89,227,051)		(93,153,191)
TOTAL SECURITIES SOLD SHORT — (98.5)% (Proceeds $697,972,696)		(734,803,955)
OTHER ASSETS AND LIABILITIES(3) — 99.6%		743,071,478
TOTAL NET ASSETS — 100.0%		$746,385,308

16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,585,575	CHF	1,572,637	Credit Suisse AG	6/30/17	$7,308
USD	328,613	CHF	326,901	Credit Suisse AG	6/30/17	542
USD	7,228,398	EUR	6,633,627	UBS AG	6/30/17	122,151
GBP	7,091	USD	8,849	Credit Suisse AG	6/30/17	54
GBP	48,281	USD	60,624	Credit Suisse AG	6/30/17	(4)
USD	7,708	GBP	6,195	Credit Suisse AG	6/30/17	(70)
USD	65,110	GBP	52,088	Credit Suisse AG	6/30/17	(289)
						$129,692

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $197,556,894.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $668,024,403)	$738,117,785
Deposits for securities sold short	739,503,978
Receivable for investments sold	42,174,180
Receivable for capital shares sold	1,159,457
Unrealized appreciation on forward foreign currency exchange contracts	130,055
Dividends and interest receivable	1,211,105
1,522,296,560

Liabilities
Securities sold short, at value (proceeds of $697,972,696)	734,803,955
Payable for investments purchased	38,070,509
Payable for capital shares redeemed	1,411,527
Unrealized depreciation on forward foreign currency exchange contracts	363
Accrued management fees	1,013,508
Distribution and service fees payable	52,839
Dividend expense payable on securities sold short	558,551
775,911,252

Net Assets	$746,385,308

Net Assets Consist of:
Capital (par value and paid-in surplus)	$738,219,597
Accumulated net investment loss	(206,639)
Accumulated net realized loss	(25,018,966)
Net unrealized appreciation	33,391,316
$746,385,308

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$419,925,291	39,018,767	$10.76
Institutional Class, $0.01 Par Value	$184,717,185	16,957,719	$10.89
A Class, $0.01 Par Value	$106,662,246	10,050,111	$10.61*
C Class, $0.01 Par Value	$34,957,641	3,441,094	$10.16
R Class, $0.01 Par Value	$122,945	11,751	$10.46
*Maximum offering price $11.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $236,002)	$13,236,030
Interest	845,772
14,081,802

Expenses:
Dividend expense on securities sold short	13,625,402
Fees and charges on borrowings for securities sold short	545,428
Management fees	12,818,834
Distribution and service fees:
A Class	278,163
C Class	320,097
R Class	564
Directors' fees and expenses	21,135
Other expenses	3,983
27,613,606
Fees waived	(1,831,431)
25,782,175

Net investment income (loss)	(11,700,373)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	56,678,738
Securities sold short transactions	(45,719,354)
Foreign currency transactions	1,526,813
12,486,197

Change in net unrealized appreciation (depreciation) on:
Investments	39,647,674
Securities sold short	(21,443,369)
Translation of assets and liabilities in foreign currencies	208,579
18,412,884

Net realized and unrealized gain (loss)	30,899,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,198,708

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$(11,700,373)	$(3,180,237)
Net realized gain (loss)	12,486,197	1,664,775
Change in net unrealized appreciation (depreciation)	18,412,884	10,497,064
Net increase (decrease) in net assets resulting from operations	19,198,708	8,981,602

Distributions to Shareholders
From net realized gains:
Investor Class	(10,130,104)	(1,774,577)
Institutional Class	(4,651,007)	(211,977)
A Class	(3,199,654)	(542,336)
C Class	(920,441)	(227,499)
R Class	(3,174)	(557)
Decrease in net assets from distributions	(18,904,380)	(2,756,946)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	270,349,369	396,333,523

Net increase (decrease) in net assets	270,643,697	402,558,179

Net Assets
Beginning of period	475,741,611	73,183,432
End of period	$746,385,308	$475,741,611

Accumulated net investment loss	$(206,639)	$(84,812)

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

21

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

22

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. From April 1, 2016 through July 31, 2016 the investment advisor agreed to waive 0.30% of the fund's management fee. Effective August 1, 2016, the investment advisor agreed to decrease the amount of the waiver from 0.30% to 0.25% of the fund's management fee. The investment advisor expects the fee waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2017 was $1,009,276, $442,838, $294,423, $84,594 and $300 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 1.64% for the Investor Class, A Class, C Class and R Class and 1.44% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.

23

The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $21,176,366 and $15,846,499, respectively. The effect of interfund transactions on the Statement of Operations was $(361,283) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended March 31, 2017 were $2,222,273,911 and $2,249,619,553, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	160,000,000		160,000,000
Sold	38,163,480	$409,848,107	23,436,964	$248,747,920
Issued in reinvestment of distributions	953,814	10,053,201	166,222	1,737,019
Redeemed	(23,759,846)	(254,452,883)	(4,678,769)	(49,636,282)
	15,357,448	165,448,425	18,924,417	200,848,657
Institutional Class/Shares Authorized	60,000,000		60,000,000
Sold	12,817,012	139,407,265	11,252,623	120,520,975
Issued in reinvestment of distributions	369,477	3,938,624	20,093	211,977
Redeemed	(7,696,378)	(83,354,520)	(376,564)	(4,047,101)
	5,490,111	59,991,369	10,896,152	116,685,851
A Class/Shares Authorized	50,000,000		50,000,000
Sold	7,205,999	76,907,509	7,508,437	78,853,456
Issued in reinvestment of distributions	307,598	3,199,016	52,448	542,312
Redeemed	(4,685,220)	(49,611,414)	(1,238,311)	(12,963,697)
	2,828,377	30,495,111	6,322,574	66,432,071
C Class/Shares Authorized	15,000,000		15,000,000
Sold	2,091,153	21,387,959	1,389,234	14,131,872
Issued in reinvestment of distributions	91,952	917,682	22,694	227,167
Redeemed	(782,225)	(7,938,502)	(160,361)	(1,619,700)
	1,400,880	14,367,139	1,251,567	12,739,339
R Class/Shares Authorized	10,000,000		10,000,000
Sold	6,544	68,556	4,187	43,480
Issued in reinvestment of distributions	309	3,174	54	557
Redeemed	(2,337)	(24,405)	(40,548)	(416,432)
	4,516	47,325	(36,307)	(372,395)
Net increase (decrease)	25,081,332	$270,349,369	37,358,403	$396,333,523

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$607,222,201	$4,843,977	—
Exchange-Traded Funds	65,212,395	—	—
Convertible Bonds	—	53,201,618	—
Convertible Preferred Stocks	—	6,929,409	—
Temporary Cash Investments	619	707,566	—
	$672,435,215	$65,682,570	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$130,055	—

Liabilities
Securities Sold Short
Common Stocks	$641,650,764	—	—
Exchange-Traded Funds	93,153,191	—	—
	$734,803,955	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$363	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $41,312,106.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $130,055 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $363 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,535,355 in net realized gain (loss) on foreign currency transactions and $209,146 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be

26

increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$14,225,012	$547,432
Long-term capital gains	$4,679,368	$2,209,514

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(1,363), accumulated net investment loss $11,578,546, and accumulated net realized loss $(11,577,183).

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$681,328,934
Gross tax appreciation of investments	$62,929,272
Gross tax depreciation of investments	(6,140,421)
Net tax appreciation (depreciation) of investments	56,788,851
Net tax appreciation (depreciation) on securities sold short	(58,364,569)
Net tax appreciation (depreciation)	$(1,575,718)
Other book-to-tax adjustments	$(1,808,268)
Undistributed ordinary income	$5,028,566
Accumulated long-term gains	$6,521,131

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.73	(0.18)	0.49	0.31	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
Institutional Class
2017	$10.83	(0.16)	0.50	0.34	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
A Class
2017	$10.61	(0.20)	0.48	0.28	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.24	(0.27)	0.47	0.20	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
R Class
2017	$10.49	(0.22)	0.47	0.25	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $10,321,506, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,225,012 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $4,679,368, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92270 1705

Annual Report

March 31, 2017

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	20.71%	14.84%	9.24%	—	3/31/04
Russell Midcap Value Index	—	19.82%	14.06%	7.47%	—	—
Institutional Class	AVUAX	20.95%	15.08%	9.46%	—	8/2/04
A Class	ACLAX					1/13/05
No sales charge		20.37%	14.56%	8.97%	—
With sales charge		13.47%	13.22%	8.33%	—
C Class	ACCLX	19.56%	13.71%	—	13.01%	3/1/10
R Class	AMVRX	20.12%	14.27%	8.71%	—	7/29/05
R6 Class	AMDVX	21.13%	—	—	13.29%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $24,224

Russell Midcap Value Index — $20,559

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

Mid Cap Value returned 20.71%* for the fiscal year ended March 31, 2017, compared with the 19.82% return for its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The portfolio’s relative outperformance was aided by both stock selection and sector allocation across several sectors. On the other hand, security selection in energy and an underweight in materials negatively impacted performance.

Underweight in Real Estate Drove Returns

The portfolio’s underweight in real estate, a result of our bottom-up investment process, was a key contributor to performance. REITs had been beneficiaries, both from an operating and valuation perspective, of the low interest rate environment. As a result, many REITs appeared unattractive under the team’s valuation process. The portfolio benefited from the resulting underweight in real estate as rising interest rates pressured the sector in the second half of the reporting period. However, the portfolio’s largest individual detractor was real estate holding CoreCivic, a prison REIT. CoreCivic, which changed its name from Corrections Corporation of America, is a large provider of private prisons in the U.S. The stock sold off prior to the election on comments made by the U.S. Department of Justice and Hillary Clinton regarding discontinuing use of private prisons, and we sold the position.

Stock Selection Across Several Sectors Helped Performance

Utilities benefited performance for the year. The portfolio was generally underweight the sector based on valuation. This underweight positively impacted relative returns as the sector underperformed. Additionally, Westar Energy was a top contributor as its share price surged on news in the second quarter of 2016 that it would be acquired by Great Plains Energy.

The health care sector positively contributed for the year based on beneficial stock selection. The portfolio did not own Perrigo, a consumer goods and specialty pharmaceutical company. Perrigo’s stock was pressured by the threat of mandated lower drug pricing, disappointing earnings, and the resignation of its CEO and CFO. Lack of exposure to the name drove outperformance.

Outperformance in industrials was driven primarily by CSX. Stock of the provider of rail-based freight transportation rose in the first quarter of 2017 on an activist involvement that resulted in a change in company management. Mantle Ridge, an activist investor that owns roughly 4.9 percent of CSX stock, proposed rail veteran Hunter Harrison as CSX's chief executive officer. Harrison, the ex-CEO of Canadian Pacific, is a turnaround expert that is highly respected across the industry. We sold the stock on strength.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

In the information technology sector, exposures in the semiconductors and semiconductor equipment industry positively impacted performance. Applied Materials, the top individual contributor to performance, rose on strong orders, record backlog, and market share gains. Additionally, solid orders and backlog drove Lam Research’s revenue and earnings forecasts higher as end demand remained strong.

Overweight in Financials Contributed to Results

Following the presidential election in November, rising interest rates and potential changes in financial conditions caused the financials sector to outperform. Banks performed particularly well on optimism surrounding future earnings due to higher interest rates and anticipation of lower taxes and reduced regulation. The portfolio’s overweight in financials proved beneficial in this environment. Northern Trust, an overweight position, rose along with the rise in interest rates and potentially lower corporate tax rates. Additionally, rising capital markets are beneficial to Northern Trust’s investment management business.

Energy Detracted

Weakening oil and gas prices, driven by concerns about oversupply in 2018, pressured the portfolio’s energy holdings. Imperial Oil was a top detractor from performance in the sector as oil prices weakened. Additionally, the company missed production numbers due to unexpected downtime at one of its operations.

Underweight in Materials Weighed on Returns

Many stocks in the materials sector don’t meet our quality or valuation criteria, which led to an underweight in the sector. Very limited exposure to metals and mining stocks and lack of exposure to the chemicals and construction materials industries during the reporting period detracted from performance.

Retailer Was a Top Detractor

Multiline retailer Target was one of the portfolio’s largest detractors. Its stock price fell considerably after it announced disappointing fourth-quarter results and a notable decrease in year-over-year earnings per share. Additionally, investors have lost confidence in the company’s turnaround plan.

Portfolio Positioning

At period-end, the portfolio’s largest overweights were in the health care and energy sectors. The decline in the health care sector toward the end of 2016 created opportunities to add stocks with attractive valuations that we believe will fare well in the future. Weakness in the energy sector due to reduced oil and gas prices led to attractive valuations in many names, providing an opportunity to add to positions in the sector.

The portfolio’s largest underweights were in the real estate and materials sectors. Our valuation work shows that many real estate stocks have been overvalued for some time, leading to the underweight. The materials sector remains underweight because many stocks in the sector don’t meet our quality or valuation criteria. Our holdings in the materials sector are limited to a few investments in the containers and packaging industry.

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Johnson Controls International plc	3.1%
Northern Trust Corp.	2.9%
iShares Russell Mid-Cap Value ETF	2.2%
Zimmer Biomet Holdings, Inc.	2.0%
Weyerhaeuser Co.	1.9%
Applied Materials, Inc.	1.8%
EQT Corp.	1.8%
Imperial Oil Ltd.	1.7%
Conagra Brands, Inc.	1.5%
Baker Hughes, Inc.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.6%
Capital Markets	7.0%
Banks	7.0%
Insurance	6.2%
Food Products	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.4%
Exchange-Traded Funds	2.2%
Total Equity Exposure	97.6%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,109.50	$5.10	0.97%
Investor Class (before waiver)	$1,000	$1,109.50(2)	$5.26	1.00%
Institutional Class (after waiver)	$1,000	$1,110.50	$4.05	0.77%
Institutional Class (before waiver)	$1,000	$1,110.50(2)	$4.21	0.80%
A Class (after waiver)	$1,000	$1,108.30	$6.41	1.22%
A Class (before waiver)	$1,000	$1,108.30(2)	$6.57	1.25%
C Class (after waiver)	$1,000	$1,104.50	$10.34	1.97%
C Class (before waiver)	$1,000	$1,104.50(2)	$10.49	2.00%
R Class (after waiver)	$1,000	$1,107.20	$7.72	1.47%
R Class (before waiver)	$1,000	$1,107.20(2)	$7.88	1.50%
R6 Class (after waiver)	$1,000	$1,111.40	$3.26	0.62%
R6 Class (before waiver)	$1,000	$1,111.40(2)	$3.42	0.65%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.10	$4.89	0.97%
Investor Class (before waiver)	$1,000	$1,019.95	$5.04	1.00%
Institutional Class (after waiver)	$1,000	$1,021.09	$3.88	0.77%
Institutional Class (before waiver)	$1,000	$1,020.94	$4.03	0.80%
A Class (after waiver)	$1,000	$1,018.85	$6.14	1.22%
A Class (before waiver)	$1,000	$1,018.70	$6.29	1.25%
C Class (after waiver)	$1,000	$1,015.11	$9.90	1.97%
C Class (before waiver)	$1,000	$1,014.96	$10.05	2.00%
R Class (after waiver)	$1,000	$1,017.60	$7.39	1.47%
R Class (before waiver)	$1,000	$1,017.45	$7.54	1.50%
R6 Class (after waiver)	$1,000	$1,021.84	$3.13	0.62%
R6 Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 95.4%
Aerospace and Defense — 1.2%
Textron, Inc.	2,289,544	$108,959,399
Auto Components — 1.0%
Delphi Automotive plc	1,124,036	90,473,658
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	2,750,500	83,230,130
Banks — 7.0%
Bank of Hawaii Corp.	546,201	44,985,114
BB&T Corp.	2,559,109	114,392,172
Comerica, Inc.	713,108	48,904,947
Commerce Bancshares, Inc.	1,577,314	88,581,954
M&T Bank Corp.	622,961	96,390,756
PNC Financial Services Group, Inc. (The)	737,254	88,647,421
SunTrust Banks, Inc.	613,649	33,934,790
UMB Financial Corp.	474,956	35,768,936
Westamerica Bancorporation	1,309,056	73,084,596
		624,690,686
Building Products — 3.1%
Johnson Controls International plc	6,496,459	273,630,853
Capital Markets — 7.0%
Ameriprise Financial, Inc.	800,207	103,770,844
Invesco Ltd.	4,198,923	128,613,011
Northern Trust Corp.	3,034,145	262,696,274
State Street Corp.	771,219	61,396,745
T. Rowe Price Group, Inc.	1,021,315	69,602,617
		626,079,491
Commercial Services and Supplies — 1.2%
Republic Services, Inc.	1,738,248	109,179,357
Containers and Packaging — 2.6%
Bemis Co., Inc.	1,448,676	70,782,309
Sonoco Products Co.	1,313,249	69,497,137
WestRock Co.	1,756,079	91,368,791
		231,648,237
Diversified Telecommunication Services — 0.9%
Level 3 Communications, Inc.(1)	1,416,622	81,059,111
Electric Utilities — 5.0%
Edison International	1,607,220	127,950,784
Eversource Energy	656,517	38,590,069
PG&E Corp.	1,976,973	131,191,928
Westar Energy, Inc.	487,805	26,473,178
Xcel Energy, Inc.	2,762,588	122,797,037
		447,002,996
Electrical Equipment — 2.5%
Emerson Electric Co.	1,133,845	67,871,962
Hubbell, Inc.	915,640	109,922,582

	Shares	Value
Rockwell Automation, Inc.	295,038	$45,940,367
		223,734,911
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(1)	3,068,960	110,912,214
TE Connectivity Ltd.	1,171,343	87,323,621
		198,235,835
Energy Equipment and Services — 3.5%
Baker Hughes, Inc.	2,258,501	135,103,530
Frank's International NV	791,547	8,366,651
Halliburton Co.	656,672	32,314,829
Helmerich & Payne, Inc.	490,984	32,684,805
National Oilwell Varco, Inc.	2,505,820	100,458,324
		308,928,139
Equity Real Estate Investment Trusts (REITs) — 4.5%
American Tower Corp.	579,731	70,460,506
Empire State Realty Trust, Inc.	1,722,516	35,552,730
MGM Growth Properties LLC, Class A	1,792,364	48,483,446
Piedmont Office Realty Trust, Inc., Class A	3,471,181	74,213,850
Weyerhaeuser Co.	5,017,636	170,499,271
		399,209,803
Food and Staples Retailing — 0.8%
Sysco Corp.	1,354,220	70,311,102
Food Products — 5.9%
Conagra Brands, Inc.	3,351,138	135,184,907
General Mills, Inc.	1,057,163	62,383,189
J.M. Smucker Co. (The)	357,054	46,802,638
Kellogg Co.	1,067,493	77,510,667
Lamb Weston Holdings, Inc.	663,439	27,904,244
Mead Johnson Nutrition Co.	713,515	63,559,916
Mondelez International, Inc., Class A	2,554,682	110,055,701
		523,401,262
Gas Utilities — 1.3%
Atmos Energy Corp.	679,081	53,640,608
Spire, Inc.	997,176	67,309,380
		120,949,988
Health Care Equipment and Supplies — 4.2%
Abbott Laboratories	1,269,211	56,365,661
Baxter International, Inc.	1,318,301	68,367,090
STERIS plc	1,023,066	71,062,164
Zimmer Biomet Holdings, Inc.	1,499,549	183,109,928
		378,904,843
Health Care Providers and Services — 5.1%
Cardinal Health, Inc.	956,498	78,002,412
Express Scripts Holding Co.(1)	803,732	52,973,976
HCA Holdings, Inc.(1)	675,665	60,127,429
LifePoint Health, Inc.(1)	1,967,834	128,893,127
McKesson Corp.	418,085	61,985,282
Quest Diagnostics, Inc.	784,443	77,024,458
		459,006,684
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	1,175,467	69,246,761

	Shares	Value
Household Durables — 0.9%
PulteGroup, Inc.	3,347,586	$78,835,650
Industrial Conglomerates — 1.2%
Koninklijke Philips NV	3,206,874	103,077,519
Insurance — 6.2%
Aflac, Inc.	623,579	45,159,591
Allstate Corp. (The)	477,766	38,933,151
Brown & Brown, Inc.	1,527,090	63,710,195
Chubb Ltd.	873,926	119,072,418
MetLife, Inc.	790,528	41,755,689
ProAssurance Corp.	697,441	42,020,820
Reinsurance Group of America, Inc.	628,286	79,779,756
Torchmark Corp.	386,488	29,775,036
Unum Group	1,943,842	91,146,751
		551,353,407
Leisure Products — 0.6%
Mattel, Inc.	2,016,805	51,650,376
Machinery — 2.9%
Cummins, Inc.	507,154	76,681,685
Ingersoll-Rand plc	1,438,637	116,989,961
ITT, Inc.	322,591	13,232,683
Parker-Hannifin Corp.	336,917	54,014,533
		260,918,862
Multi-Utilities — 1.9%
Ameren Corp.	1,156,122	63,112,700
Consolidated Edison, Inc.	716,299	55,627,781
NorthWestern Corp.	929,829	54,580,962
		173,321,443
Multiline Retail — 0.8%
Target Corp.	1,307,661	72,169,810
Oil, Gas and Consumable Fuels — 9.6%
Anadarko Petroleum Corp.	1,775,980	110,110,760
Cimarex Energy Co.	250,976	29,989,122
Devon Energy Corp.	2,056,614	85,801,936
EQT Corp.	2,672,646	163,298,671
Imperial Oil Ltd.	4,901,731	149,353,792
Marathon Petroleum Corp.	1,327,138	67,073,555
Noble Energy, Inc.	3,589,407	123,260,236
Occidental Petroleum Corp.	1,732,185	109,751,242
Spectra Energy Partners LP	480,846	20,993,736
		859,633,050
Road and Rail — 1.1%
Heartland Express, Inc.(2)	4,747,955	95,196,498
Semiconductors and Semiconductor Equipment — 5.5%
Applied Materials, Inc.	4,211,456	163,825,638
Lam Research Corp.	812,159	104,248,729
Maxim Integrated Products, Inc.	2,584,489	116,198,626
Teradyne, Inc.	3,456,199	107,487,789
		491,760,782
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	655,838	97,234,542

	Shares/Principal Amount	Value
CST Brands, Inc.	1,277,161	$61,418,672
L Brands, Inc.	376,239	17,720,857
		176,374,071
Technology Hardware, Storage and Peripherals — 0.7%
NetApp, Inc.	1,604,936	67,166,572
Textiles, Apparel and Luxury Goods — 0.4%
Ralph Lauren Corp.	491,929	40,151,245
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	5,420,643	79,304,007
TOTAL COMMON STOCKS (Cost $6,865,754,954)		8,528,796,538
EXCHANGE-TRADED FUNDS — 2.2%
iShares Russell Mid-Cap Value ETF (Cost $157,969,063)	2,367,791	196,502,975
TEMPORARY CASH INVESTMENTS — 2.4%
Federal Home Loan Bank Discount Notes, 0.46%, 4/3/17(3)	$45,400,000	45,400,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $62,171,646), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $60,907,948)		60,904,547
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50% - 3.00%, 11/15/45 - 5/15/46, valued at $112,739,458), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $110,521,026)		110,519,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	76,279	76,279
TOTAL TEMPORARY CASH INVESTMENTS (Cost $216,898,691)		216,899,826
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,240,622,708)		8,942,199,339
OTHER ASSETS AND LIABILITIES†		(3,748,527)
TOTAL NET ASSETS — 100.0%		$8,938,450,812

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,220,232	USD	3,176,668	Morgan Stanley	6/30/17	$635
USD	129,997,466	CAD	173,712,286	Morgan Stanley	6/30/17	(786,014)
EUR	2,362,256	USD	2,535,107	UBS AG	6/30/17	(4,550)
USD	91,681,315	EUR	84,137,543	UBS AG	6/30/17	1,549,301
USD	49,582,697	JPY	5,448,568,232	Credit Suisse AG	6/30/17	472,403
						$1,231,775

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $7,143,674,141)	$8,847,002,841
Investment securities - affiliated, at value (cost of $96,948,567)	95,196,498
Total investment securities, at value (cost of $7,240,622,708)	8,942,199,339
Foreign currency holdings, at value (cost of $516,227)	414,072
Receivable for investments sold	33,374,774
Receivable for capital shares sold	3,230,816
Unrealized appreciation on forward foreign currency exchange contracts	2,022,339
Dividends and interest receivable	13,676,476
8,994,917,816

Liabilities
Payable for investments purchased	25,483,248
Payable for capital shares redeemed	22,970,201
Unrealized depreciation on forward foreign currency exchange contracts	790,564
Accrued management fees	6,742,658
Distribution and service fees payable	480,333
56,467,004

Net Assets	$8,938,450,812

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,134,246,624
Undistributed net investment income	1,775,021
Undistributed net realized gain	99,715,841
Net unrealized appreciation	1,702,713,326
$8,938,450,812

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,706,703,898	264,967,461	$17.76
Institutional Class, $0.01 Par Value	$1,628,060,376	91,609,462	$17.77
A Class, $0.01 Par Value	$989,014,244	55,771,887	$17.73*
C Class, $0.01 Par Value	$160,892,998	9,152,821	$17.58
R Class, $0.01 Par Value	$151,705,348	8,575,139	$17.69
R6 Class, $0.01 Par Value	$1,302,073,948	73,277,738	$17.77
* Maximum offering price $18.81 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (including $2,626,071 from affiliates and net of foreign taxes withheld of $662,102)	$187,064,224
Interest	512,765
187,576,989

Expenses:
Management fees	75,016,824
Distribution and service fees:
A Class	3,683,946
C Class	1,396,494
R Class	712,453
Directors' fees and expenses	247,998
Other expenses	11,198
81,068,913
Fees waived	(2,062,693)
79,006,220

Net investment income (loss)	108,570,769

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4) (including $(2,253,435) from affiliates)	476,781,352
Foreign currency transactions	7,736,185
484,517,537

Change in net unrealized appreciation (depreciation) on:
Investments	924,340,926
Translation of assets and liabilities in foreign currencies	3,876,967
928,217,893

Net realized and unrealized gain (loss)	1,412,735,430

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,521,306,199

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$108,570,769	$75,479,093
Net realized gain (loss)	484,517,537	254,112,847
Change in net unrealized appreciation (depreciation)	928,217,893	(198,064,874)
Net increase (decrease) in net assets resulting from operations	1,521,306,199	131,527,066

Distributions to Shareholders
From net investment income:
Investor Class	(56,846,450)	(42,456,054)
Institutional Class	(22,574,513)	(14,873,131)
A Class	(16,809,081)	(13,188,282)
C Class	(628,329)	(261,415)
R Class	(1,302,759)	(889,590)
R6 Class	(18,334,282)	(5,941,406)
From net realized gains:
Investor Class	(112,493,225)	(306,430,134)
Institutional Class	(39,861,571)	(94,557,760)
A Class	(43,015,675)	(119,189,154)
C Class	(4,186,150)	(7,803,773)
R Class	(4,206,839)	(10,991,672)
R6 Class	(32,038,469)	(33,322,014)
Decrease in net assets from distributions	(352,297,343)	(649,904,385)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	925,856,847	678,685,550

Net increase (decrease) in net assets	2,094,865,703	160,308,231

Net Assets
Beginning of period	6,843,585,109	6,683,276,878
End of period	$8,938,450,812	$6,843,585,109

Undistributed net investment income	$1,775,021	$11,642,971

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. From April 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.05% of the fund's management fee for assets over $7 billion. This fee waiver was determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. Effective August 1, 2016, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue through April 9, 2018, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2017 was $1,010,258, $351,714, $370,380, $35,979, $35,996 and $258,366 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $29,520,736 and $41,104,569, respectively. The effect of interfund transactions on the Statement of Operations was $8,232,084 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $4,587,289,708 and $3,874,815,437, respectively.

For the year ended March 31, 2017, the fund incurred net realized gains of $6,665,755 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,355,000,000		1,355,000,000
Sold	95,524,450	$1,617,072,204	46,886,278	$726,588,711
Issued in reinvestment of distributions	9,444,752	163,834,567	22,803,942	338,309,767
Redeemed	(71,970,011)	(1,207,753,225)	(63,495,986)	(995,699,429)
	32,999,191	573,153,546	6,194,234	69,199,049
Institutional Class/Shares Authorized	500,000,000		500,000,000
Sold	36,780,861	617,210,853	25,276,057	394,037,156
Issued in reinvestment of distributions	2,941,214	51,025,611	5,835,014	86,628,472
Redeemed	(23,385,985)	(392,518,202)	(16,752,803)	(263,051,652)
	16,336,090	275,718,262	14,358,268	217,613,976
A Class/Shares Authorized	575,000,000		575,000,000
Sold	33,099,394	545,878,543	25,452,354	397,016,320
Issued in reinvestment of distributions	3,352,353	58,165,063	8,720,476	128,973,104
Redeemed	(69,649,804)	(1,193,566,164)	(33,009,047)	(515,757,726)
	(33,198,057)	(589,522,558)	1,163,783	10,231,698
C Class/Shares Authorized	50,000,000		50,000,000
Sold	3,740,032	60,859,992	2,576,346	39,427,299
Issued in reinvestment of distributions	253,069	4,388,322	486,080	7,099,539
Redeemed	(1,622,243)	(27,028,636)	(1,077,300)	(16,527,955)
	2,370,858	38,219,678	1,985,126	29,998,883
R Class/Shares Authorized	70,000,000		70,000,000
Sold	3,141,933	51,925,449	2,231,125	34,966,484
Issued in reinvestment of distributions	314,643	5,459,393	798,168	11,757,959
Redeemed	(3,241,664)	(53,879,242)	(2,520,338)	(39,520,721)
	214,912	3,505,600	508,955	7,203,722
R6 Class/Shares Authorized	200,000,000		200,000,000
Sold	54,083,268	899,809,329	24,040,730	372,402,699
Issued in reinvestment of distributions	2,900,453	50,372,751	2,643,832	39,261,659
Redeemed	(19,208,133)	(325,399,761)	(4,328,604)	(67,226,136)
	37,775,588	624,782,319	22,355,958	344,438,222
Net increase (decrease)	56,498,582	$925,856,847	46,566,324	$678,685,550

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,276,365,227	$252,431,311	—
Exchange-Traded Funds	196,502,975	—	—
Temporary Cash Investments	76,279	216,823,547	—
	$8,472,944,481	$469,254,858	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,022,339	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$790,564	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2017 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Westamerica Bancorporation(1)	$75,840,934	$3,078,157	$15,493,463	$1,955,602	$2,261,672	(1)
LifePoint Health, Inc.(1)(2)	104,389,874	68,031,643	42,469,587	(1,988,777)	—	(1)
Heartland Express, Inc.	76,340,763	18,802,306	10,281,899	(2,220,260)	364,399	$95,196,498
	$256,571,571	$89,912,106	$68,244,949	$(2,253,435)	$2,626,071	$95,196,498

(1)	Company was not an affiliate at March 31, 2017.

(2)	Non-income producing.

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $289,513,719.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $2,022,339 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $790,564 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,710,954 in net realized gain (loss) on foreign currency transactions and $3,935,479 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$116,495,414	$220,067,909
Long-term capital gains	$235,801,929	$429,836,476

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,326,602,136
Gross tax appreciation of investments	$1,746,367,267
Gross tax depreciation of investments	(130,770,064)
Net tax appreciation (depreciation) of investments	1,615,597,203
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(95,080)
Net tax appreciation (depreciation)	$1,615,502,123
Undistributed ordinary income	$57,385,015
Accumulated long-term gains	$131,317,050

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

11. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.00%	1.69%	1.69%	61%	$2,459,353
Institutional Class
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	0.80%	1.89%	1.89%	61%	$421,877

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.25%	1.44%	1.44%	61%	$488,491
C Class
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	2.00%	0.69%	0.69%	61%	$31,407
R Class
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.50%	1.19%	1.19%	61%	$73,023

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(3)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(5)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $104,852,443, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,022,605 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $256,146,524, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

The fund utilized earnings and profits of $29,367,200 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 1705

Annual Report

March 31, 2017

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLLX	19.67%	12.24%	5.26%	—	5/12/06
Russell 1000 Value Index	—	19.22%	13.12%	5.93%	—	—
S&P 500 Index	—	17.17%	13.29%	7.50%	—	—
R6 Class	ACDLX	19.74%	—	—	9.43%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Institutional Class — $16,700

Russell 1000 Value Index — $17,793

S&P 500 Index — $20,627

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Performance Summary

NT Large Company Value returned 19.67%* for the fiscal year ended March 31, 2017, compared with the 19.22% return of its benchmark, the Russell 1000 Value Index.

Value stocks outperformed growth stocks across the capitalization spectrum during the 12-month period, providing a tailwind for the fund’s performance. Within the Russell 1000 Value Index, every sector posted positive returns, led by financials, materials, information technology, and industrials, which returned more than 20% each. The weakest sectors were real estate, telecommunication services, utilities, and consumer discretionary. The fund recorded positive absolute contributions from all sectors except real estate and telecommunication services. Absolute returns were led by financials holdings.

The fund’s outperformance relative to the benchmark was driven by a significant underweight to utilities and stock selection in the sector. Stock decisions in industrials and information technology were also positive, as was a substantial underweight to real estate. Stock selection among consumer discretionary, financials, and energy stocks and overweights in those sectors detracted.

Utilities and Industrials Benefited Performance

An underweight in utilities and stock decisions in the sector were positive. Westar Energy surged on the announcement of its acquisition by Great Plains Energy. The stock was eliminated from the portfolio as a result. An underweight position in General Electric (GE) was a key contributor in industrials. The stock underperformed after the company reported disappointing fourth-quarter results. Investors also had concerns about pricing of orders, margin improvement, and the adequacy of GE’s free cash generation relative to its earnings per share.

Security selection in information technology was a top contributor to relative performance, particularly in the semiconductors and semiconductor equipment industry. Applied Materials and Lam Research were top individual contributors due to strength in orders. Underweighting Microsoft was a key contributor. We had no exposure in April 2016 when the stock declined after the company offered a weak earnings report. In March 2017 we purchased the stock, which is no longer in the benchmark.

Elsewhere, the portfolio benefited from its underweight position in Exxon Mobil, as the stock underperformed many other energy securities. Despite operational results that were generally in line with expectations, the company’s valuation fell. PNC Financial Services was a significant contributor in the financials sector. Financials performed well following the November presidential election on optimism about economic growth, higher interest rates, and reduced regulation.

Consumer Discretionary and Health Care Holdings Detracted

Security selection and an overweight in consumer discretionary detracted from performance. Exposure to specialty retailer Advance Auto Parts weighed on performance as the stock fell after the company reported weak results and on concerns that the company’s margin improvement will take longer to occur.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In the health care sector, exposure to Teva Pharmaceutical Industries detracted. The stock declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks. Worries about Teva’s biggest specialty drug, Copaxone, and when its patent will expire have also weighed on the stock. We believe that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock.

CVS Health, a retail pharmacy and health care company, declined after the company provided much lighter-than-expected guidance because of two lost contracts. This will have a larger impact on margins and earnings than the consensus was anticipating. We view this as a transitory issue.

Energy stocks Imperial Oil and Occidental Petroleum were among the largest individual detractors from performance. Imperial Oil fell as oil prices declined on concerns regarding potential oversupply of oil in 2018. Also, the company missed production numbers due to unexpected downtime at one of its operations. We believe this is a one-time event. Weakness in the energy sector created concerns about the sustainability of Occidental’s dividend payment. We think the dividend is sustainable due to the company’s healthy balance sheet and underappreciated asset position and quality.

Not owning Citigroup and Morgan Stanley detracted, as interest rate-sensitive financials rose, primarily a result of higher interest rates and expectations for a favorable economic environment.

Portfolio Positioning

We continue to use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies we believe to be undervalued. The portfolio’s largest overweights are in the health care and energy sectors, and its largest underweights are in the real estate, utilities, and financials sectors.

Concerns regarding the potential repeal/reform of the Affordable Care Act pressured the health care sector in the fourth quarter of 2016. This created investment opportunities as valuations became more attractive. Energy was the worst-performing sector in the index in the first quarter of 2017 due to weaker oil and gas prices and concerns about potential oversupply in 2018, again creating more-attractive valuations in the sector.

Many real estate stocks appear overvalued on our valuation methodology, leading to the portfolio’s continued underweight in the sector. The portfolio remains underweight in telecommunication services. Pricing competition within the industry is increasing because providers are returning to offering unlimited wireless plans, and because the wireless industry is reaching maturity.

4

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Pfizer, Inc.	3.7%
General Electric Co.	3.1%
Schlumberger Ltd.	3.1%
Wells Fargo & Co.	3.0%
TOTAL SA ADR	2.8%
Johnson Controls International plc	2.8%
Procter & Gamble Co. (The)	2.7%
Oracle Corp. (New York)	2.5%
Chevron Corp.	2.5%
U.S. Bancorp	2.5%

Top Five Industries	% of net assets
Banks	14.2%
Oil, Gas and Consumable Fuels	11.2%
Pharmaceuticals	8.7%
Capital Markets	4.8%
Health Care Equipment and Supplies	4.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.9%
Foreign Common Stocks*	6.5%
Exchange-Traded Funds	1.3%
Total Equity Exposure	98.7%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,107.80	$3.31	0.63%
R6 Class	$1,000	$1,108.60	$2.52	0.48%
Hypothetical
Institutional Class	$1,000	$1,021.79	$3.18	0.63%
R6 Class	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 97.4%
Aerospace and Defense — 3.6%
Boeing Co. (The)	54,600	$9,656,556
Textron, Inc.	430,800	20,501,772
United Technologies Corp.	342,000	38,375,820
		68,534,148
Auto Components — 1.0%
Delphi Automotive plc	233,205	18,770,670
Automobiles — 0.4%
Ford Motor Co.	631,600	7,351,824
Banks — 14.2%
Bank of America Corp.	1,873,300	44,191,147
BB&T Corp.	842,500	37,659,750
JPMorgan Chase & Co.	321,300	28,222,992
M&T Bank Corp.	163,300	25,267,409
PNC Financial Services Group, Inc. (The)	251,600	30,252,384
U.S. Bancorp	921,300	47,446,950
Wells Fargo & Co.	1,023,900	56,990,274
		270,030,906
Beverages — 0.7%
PepsiCo, Inc.	119,000	13,311,340
Biotechnology — 0.5%
AbbVie, Inc.	146,900	9,572,004
Building Products — 2.8%
Johnson Controls International plc	1,250,400	52,666,848
Capital Markets — 4.8%
Ameriprise Financial, Inc.	102,600	13,305,168
Bank of New York Mellon Corp. (The)	831,300	39,262,299
BlackRock, Inc.	36,400	13,959,764
Invesco Ltd.	819,400	25,098,222
		91,625,453
Chemicals — 1.0%
Dow Chemical Co. (The)	296,800	18,858,672
Communications Equipment — 0.7%
Cisco Systems, Inc.	382,400	12,925,120
Containers and Packaging — 0.4%
WestRock Co.	148,000	7,700,440
Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	819,400	39,945,750
Electric Utilities — 3.3%
Edison International	263,300	20,961,313
PG&E Corp.	208,300	13,822,788
PPL Corp.	327,300	12,237,747
Xcel Energy, Inc.	357,300	15,881,985
		62,903,833
Electronic Equipment, Instruments and Components — 1.2%
TE Connectivity Ltd.	320,600	23,900,730

7

	Shares	Value
Energy Equipment and Services — 4.1%
Baker Hughes, Inc.	331,300	$19,818,366
Schlumberger Ltd.	750,500	58,614,050
		78,432,416
Equity Real Estate Investment Trusts (REITs) — 0.7%
Boston Properties, Inc.	104,800	13,876,568
Food and Staples Retailing — 3.4%
CVS Health Corp.	298,200	23,408,700
Wal-Mart Stores, Inc.	564,700	40,703,576
		64,112,276
Food Products — 2.0%
General Mills, Inc.	157,900	9,317,679
Mead Johnson Nutrition Co.	76,000	6,770,080
Mondelez International, Inc., Class A	526,800	22,694,544
		38,782,303
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	533,000	23,670,530
Medtronic plc	466,200	37,557,072
Zimmer Biomet Holdings, Inc.	184,500	22,529,295
		83,756,897
Health Care Providers and Services — 2.0%
Anthem, Inc.	63,600	10,518,168
HCA Holdings, Inc.(1)	156,900	13,962,531
McKesson Corp.	96,900	14,366,394
		38,847,093
Hotels, Restaurants and Leisure — 0.7%
Carnival Corp.	229,800	13,537,518
Household Products — 2.7%
Procter & Gamble Co. (The)	563,400	50,621,490
Industrial Conglomerates — 3.6%
General Electric Co.	2,012,300	59,966,540
Honeywell International, Inc.	74,200	9,265,354
		69,231,894
Insurance — 4.2%
Aflac, Inc.	172,800	12,514,176
Allstate Corp. (The)	165,200	13,462,148
Chubb Ltd.	282,200	38,449,750
MetLife, Inc.	315,100	16,643,582
		81,069,656
Leisure Products — 0.6%
Mattel, Inc.	455,200	11,657,672
Machinery — 1.0%
Ingersoll-Rand plc	228,900	18,614,148
Multiline Retail — 0.5%
Target Corp.	177,000	9,768,630
Oil, Gas and Consumable Fuels — 11.2%
Anadarko Petroleum Corp.	313,000	19,406,000
Chevron Corp.	446,800	47,972,916
Exxon Mobil Corp.	156,600	12,842,766
Imperial Oil Ltd.	1,025,500	31,246,577
Occidental Petroleum Corp.	538,600	34,125,696

8

	Shares	Value
Royal Dutch Shell plc ADR	261,700	$14,610,711
TOTAL SA ADR	1,066,200	53,757,804
		213,962,470
Personal Products — 0.5%
Unilever NV CVA	194,000	9,638,088
Pharmaceuticals — 8.7%
Allergan plc	62,800	15,004,176
Johnson & Johnson	223,400	27,824,470
Merck & Co., Inc.	558,900	35,512,506
Pfizer, Inc.	2,039,200	69,761,032
Roche Holding AG	47,900	12,232,636
Teva Pharmaceutical Industries Ltd. ADR	151,400	4,858,426
		165,193,246
Road and Rail — 0.9%
Union Pacific Corp.	159,900	16,936,608
Semiconductors and Semiconductor Equipment — 4.3%
Applied Materials, Inc.	741,800	28,856,020
Intel Corp.	539,000	19,441,730
Lam Research Corp.	132,300	16,982,028
QUALCOMM, Inc.	291,400	16,708,876
		81,988,654
Software — 2.8%
Microsoft Corp.	72,300	4,761,678
Oracle Corp. (New York)	1,085,400	48,419,694
		53,181,372
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	121,900	18,072,894
L Brands, Inc.	128,400	6,047,640
		24,120,534
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc.	110,100	15,816,966
Textiles, Apparel and Luxury Goods — 0.3%
Ralph Lauren Corp.	73,700	6,015,394
TOTAL COMMON STOCKS (Cost $1,528,415,808)		1,857,259,631
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $23,836,613)	209,400	24,068,436
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $11,129,861), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $10,903,636)		10,903,027
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $20,183,891), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $19,784,363)		19,784,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,610	14,610
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,701,637)		30,701,637
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,582,954,058)		1,912,029,704
OTHER ASSETS AND LIABILITIES — (0.3)%		(5,522,316)
TOTAL NET ASSETS — 100.0%		$1,906,507,388
9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,881,999	CAD	35,921,727	Morgan Stanley	6/30/17	$(162,539)
USD	7,970,539	CHF	7,867,719	Credit Suisse AG	6/30/17	74,654
USD	830,512	CHF	823,735	Credit Suisse AG	6/30/17	3,828
USD	865,013	CHF	860,506	Credit Suisse AG	6/30/17	1,426
USD	952,455	CHF	948,439	Credit Suisse AG	6/30/17	621
USD	53,955,451	EUR	49,515,859	UBS AG	6/30/17	911,780
USD	12,393,107	GBP	9,893,748	Credit Suisse AG	6/30/17	(29,041)
						$800,729

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $1,582,954,058)	$1,912,029,704
Foreign currency holdings, at value (cost of $51,211)	51,690
Receivable for investments sold	5,621,891
Receivable for capital shares sold	48,200
Unrealized appreciation on forward foreign currency exchange contracts	992,309
Dividends and interest receivable	4,474,083
1,923,217,877

Liabilities
Payable for investments purchased	10,603,932
Payable for capital shares redeemed	4,930,579
Unrealized depreciation on forward foreign currency exchange contracts	191,580
Accrued management fees	984,398
16,710,489

Net Assets	$1,906,507,388

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,535,635,578
Undistributed net investment income	1,529,842
Undistributed net realized gain	39,466,734
Net unrealized appreciation	329,875,234
$1,906,507,388

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,703,215,972	143,507,186	$11.87
R6 Class, $0.01 Par Value	$203,291,416	17,123,266	$11.87

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $506,960)	$50,000,704
Interest	25,384
50,026,088

Expenses:
Management fees	10,984,300
Directors' fees and expenses	54,913
Other expenses	12,569
11,051,782

Net investment income (loss)	38,974,306

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	138,417,424
Foreign currency transactions	2,738,214
141,155,638

Change in net unrealized appreciation (depreciation) on:
Investments	140,486,278
Translation of assets and liabilities in foreign currencies	1,756,377
142,242,655

Net realized and unrealized gain (loss)	283,398,293

Net Increase (Decrease) in Net Assets Resulting from Operations	$322,372,599

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$38,974,306	$24,357,040
Net realized gain (loss)	141,155,638	39,945,638
Change in net unrealized appreciation (depreciation)	142,242,655	(128,616,091)
Net increase (decrease) in net assets resulting from operations	322,372,599	(64,313,413)

Distributions to Shareholders
From net investment income:
Institutional Class	(34,615,462)	(23,279,786)
R6 Class	(3,794,678)	(1,507,570)
From net realized gains:
Institutional Class	(70,093,076)	(127,658,246)
R6 Class	(7,482,182)	(7,624,442)
Decrease in net assets from distributions	(115,985,398)	(160,070,044)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	59,914,703	412,457,708

Net increase (decrease) in net assets	266,301,904	188,074,251

Net Assets
Beginning of period	1,640,205,484	1,452,131,233
End of period	$1,906,507,388	$1,640,205,484

Undistributed net investment income	$1,529,842	$1,501,209

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The fund offers the Institutional Class and the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

14

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.63% for the Institutional Class and 0.48% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $20,604,630 and $10,145,355, respectively. The effect of interfund transactions on the Statement of Operations was $1,258,383 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $1,395,000,619 and $1,427,836,717, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	15,821,549	$178,636,197	33,650,369	$369,443,947
Issued in reinvestment of distributions	9,020,530	104,708,538	13,963,872	150,938,032
Redeemed	(26,032,560)	(301,671,984)	(15,352,282)	(168,885,765)
	(1,190,481)	(18,327,249)	32,261,959	351,496,214
R6 Class/Shares Authorized	70,000,000		70,000,000
Sold	8,331,107	95,411,193	5,636,253	63,970,354
Issued in reinvestment of distributions	969,886	11,276,860	845,032	9,132,012
Redeemed	(2,466,464)	(28,446,101)	(1,071,142)	(12,140,872)
	6,834,529	78,241,952	5,410,143	60,961,494
Net increase (decrease)	5,644,048	$59,914,703	37,672,102	$412,457,708

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,804,142,330	$53,117,301	—
Exchange-Traded Funds	24,068,436	—	—
Temporary Cash Investments	14,610	30,687,027	—
	$1,828,225,376	$83,804,328	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$992,309	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$191,580	—

17

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $89,632,844.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $992,309 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $191,580 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,718,300 in net realized gain (loss) on foreign currency transactions and $1,754,550 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$38,410,140	$47,555,478
Long-term capital gains	$77,575,258	$112,514,566

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,609,976,465
Gross tax appreciation of investments	$317,936,836
Gross tax depreciation of investments	(15,883,597)
Net tax appreciation (depreciation) of investments	302,053,239
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,140)
Net tax appreciation (depreciation)	$302,052,099
Undistributed ordinary income	$8,066,534
Accumulated long-term gains	$60,753,177

18

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	2.17%	79%	$1,703,216
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
R6 Class
2017	$10.59	0.27	1.79	2.06	(0.26)	(0.52)	(0.78)	$11.87	19.74%	0.48%	2.32%	79%	$203,291
2016	$12.38	0.20	(0.77)	(0.57)	(0.20)	(1.02)	(1.22)	$10.59	(4.70)%	0.49%	1.72%	61%	$108,912
2015	$12.18	0.21	1.14	1.35	(0.20)	(0.95)	(1.15)	$12.38	11.17%	0.49%	1.67%	68%	$60,401
2014(3)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(5)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $35,234,628, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $77,575,258, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92290 1705

Annual Report

March 31, 2017

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLMX	20.98%	15.10%	9.58%	—	5/12/06
Russell Midcap Value Index	—	19.82%	14.06%	7.47%	—	—
R6 Class	ACDSX	21.17%	—	—	13.30%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Institutional Class — $24,978

Russell Midcap Value Index — $20,559

Ending value of Institutional Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

NT Mid Cap Value returned 20.98%* for the fiscal year ended March 31, 2017, compared with the 19.82% return for its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The portfolio’s relative outperformance was aided by both stock selection and sector allocation across several sectors. On the other hand, security selection in energy and an underweight in materials negatively impacted performance.

Underweight in Real Estate Drove Returns

The portfolio’s underweight in real estate, a result of our bottom-up investment process, was a key contributor to performance. REITs had been beneficiaries, both from an operating and valuation perspective, of the low interest rate environment. As a result, many REITs appeared unattractive under the team’s valuation process. The portfolio benefited from the resulting underweight in real estate as rising interest rates pressured the sector in the second half of the reporting period. However, the portfolio’s largest individual detractor was real estate holding CoreCivic, a prison REIT. CoreCivic, which changed its name from Corrections Corporation of America, is a large provider of private prisons in the U.S. The stock sold off prior to the election on comments made by the U.S. Department of Justice and Hillary Clinton regarding discontinuing use of private prisons, and we sold the position.

Stock Selection Across Several Sectors Helped Performance

Utilities benefited performance for the year. The portfolio was generally underweight the sector based on valuation. This underweight positively impacted relative returns as the sector underperformed. Additionally, Westar Energy was a top contributor as its share price surged on news in the second quarter of 2016 that it would be acquired by Great Plains Energy.

The health care sector positively contributed for the year based on beneficial stock selection. The portfolio did not own Perrigo, a consumer goods and specialty pharmaceutical company. Perrigo’s stock was pressured by the threat of mandated lower drug pricing, disappointing earnings, and the resignation of its CEO and CFO. Lack of exposure to the name drove outperformance.

Outperformance in industrials was driven primarily by CSX. Stock of the provider of rail-based freight transportation rose in the first quarter of 2017 on an activist involvement that resulted in a change in company management. Mantle Ridge, an activist investor that owns roughly 4.9 percent of CSX stock, proposed rail veteran Hunter Harrison as CSX's chief executive officer. Harrison, the ex-CEO of Canadian Pacific, is a turnaround expert that is highly respected across the industry. We sold the stock on strength.

*
All fund returns referenced in this commentary are for Institutional Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In the information technology sector, exposures in the semiconductors and semiconductor equipment industry positively impacted performance. Applied Materials, the top individual contributor to performance, rose on strong orders, record backlog, and market share gains. Additionally, solid orders and backlog drove Lam Research’s revenue and earnings forecasts higher as end demand remained strong.

Overweight in Financials Contributed to Results

Following the presidential election in November, rising interest rates and potential changes in financial conditions caused the financials sector to outperform. Banks performed particularly well on optimism surrounding future earnings due to higher interest rates and anticipation of lower taxes and reduced regulation. The portfolio’s overweight in financials proved beneficial in this environment. Northern Trust, an overweight position, rose along with the rise in interest rates and potentially lower corporate tax rates. Additionally, rising capital markets are beneficial to Northern Trust’s investment management business.

Energy Detracted

Weakening oil and gas prices, driven by concerns about oversupply in 2018, pressured the portfolio’s energy holdings. Imperial Oil was a top detractor from performance in the sector as oil prices weakened. Additionally, the company missed production numbers due to unexpected downtime at one of its operations.

Underweight in Materials Weighed on Returns

Many stocks in the materials sector don’t meet our quality or valuation criteria, which led to an underweight in the sector. Very limited exposure to metals and mining stocks and lack of exposure to the chemicals and construction materials industries during the reporting period detracted from performance.

Retailer Was a Top Detractor

Multiline retailer Target was one of the portfolio’s largest detractors. Its stock price fell considerably after it announced disappointing fourth-quarter results and a notable decrease in year-over-year earnings per share. Additionally, investors have lost confidence in the company’s turnaround plan.

Portfolio Positioning

At period-end, the portfolio’s largest overweights were in the health care and energy sectors. The decline in the health care sector toward the end of 2016 created opportunities to add stocks with attractive valuations that we believe will fare well in the future. Weakness in the energy sector due to reduced oil and gas prices led to attractive valuations in many names, providing an opportunity to add to positions in the sector.

The portfolio’s largest underweights were in the real estate and materials sectors. Our valuation work shows that many real estate stocks have been overvalued for some time, leading to the underweight. The materials sector remains underweight because many stocks in the sector don’t meet our quality or valuation criteria. Our holdings in the materials sector are limited to a few investments in the containers and packaging industry.

4

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Johnson Controls International plc	3.1%
Northern Trust Corp.	2.9%
iShares Russell Mid-Cap Value ETF	2.2%
Zimmer Biomet Holdings, Inc.	2.0%
Weyerhaeuser Co.	1.9%
EQT Corp.	1.8%
Applied Materials, Inc.	1.8%
Imperial Oil Ltd.	1.7%
Conagra Brands, Inc.	1.5%
Baker Hughes, Inc.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.6%
Banks	7.0%
Capital Markets	7.0%
Insurance	6.1%
Food Products	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.1%
Exchange-Traded Funds	2.2%
Total Equity Exposure	97.3%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.5)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,110.50	$4.05	0.77%
Institutional Class (before waiver)	$1,000	$1,110.50(2)	$4.21	0.80%
R6 Class (after waiver)	$1,000	$1,111.30	$3.26	0.62%
R6 Class (before waiver)	$1,000	$1,111.30(2)	$3.42	0.65%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,021.09	$3.88	0.77%
Institutional Class (before waiver)	$1,000	$1,020.94	$4.03	0.80%
R6 Class (after waiver)	$1,000	$1,021.84	$3.13	0.62%
R6 Class (before waiver)	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 95.1%
Aerospace and Defense — 1.2%
Textron, Inc.	267,978	$12,753,073
Auto Components — 1.0%
Delphi Automotive plc	132,164	10,637,880
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	322,448	9,757,276
Banks — 7.0%
Bank of Hawaii Corp.	64,216	5,288,830
BB&T Corp.	297,239	13,286,583
Comerica, Inc.	84,570	5,799,811
Commerce Bancshares, Inc.	184,616	10,368,035
M&T Bank Corp.	72,914	11,281,983
PNC Financial Services Group, Inc. (The)	86,351	10,382,844
SunTrust Banks, Inc.	73,338	4,055,592
UMB Financial Corp.	56,423	4,249,216
Westamerica Bancorporation	152,404	8,508,715
		73,221,609
Building Products — 3.1%
Johnson Controls International plc	760,374	32,026,953
Capital Markets — 7.0%
Ameriprise Financial, Inc.	93,725	12,154,258
Invesco Ltd.	492,251	15,077,648
Northern Trust Corp.	355,129	30,747,069
State Street Corp.	89,276	7,107,262
T. Rowe Price Group, Inc.	118,227	8,057,170
		73,143,407
Commercial Services and Supplies — 1.2%
Republic Services, Inc.	203,452	12,778,820
Containers and Packaging — 2.6%
Bemis Co., Inc.	169,832	8,297,991
Sonoco Products Co.	153,956	8,147,352
WestRock Co.	204,113	10,619,999
		27,065,342
Diversified Telecommunication Services — 0.9%
Level 3 Communications, Inc.(1)	164,657	9,421,674
Electric Utilities — 5.0%
Edison International	188,116	14,975,915
Eversource Energy	77,062	4,529,704
PG&E Corp.	231,393	15,355,239
Westar Energy, Inc.	57,095	3,098,546
Xcel Energy, Inc.	323,345	14,372,685
		52,332,089
Electrical Equipment — 2.5%
Emerson Electric Co.	131,253	7,856,804
Hubbell, Inc.	106,666	12,805,253

7

	Shares	Value
Rockwell Automation, Inc.	34,153	$5,317,964
		25,980,021
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(1)	357,513	12,920,520
TE Connectivity Ltd.	137,099	10,220,730
		23,141,250
Energy Equipment and Services — 3.4%
Baker Hughes, Inc.	263,670	15,772,740
Frank's International NV	93,967	993,231
Halliburton Co.	77,384	3,808,067
Helmerich & Payne, Inc.	57,320	3,815,792
National Oilwell Varco, Inc.	293,292	11,758,076
		36,147,906
Equity Real Estate Investment Trusts (REITs) — 4.5%
American Tower Corp.	67,977	8,261,925
Empire State Realty Trust, Inc.	204,726	4,225,545
MGM Growth Properties LLC, Class A	209,025	5,654,126
Piedmont Office Realty Trust, Inc., Class A	401,821	8,590,933
Weyerhaeuser Co.	587,286	19,955,978
		46,688,507
Food and Staples Retailing — 0.8%
Sysco Corp.	156,764	8,139,187
Food Products — 5.8%
Conagra Brands, Inc.	392,232	15,822,639
General Mills, Inc.	122,754	7,243,713
J.M. Smucker Co. (The)	41,332	5,417,799
Kellogg Co.	124,625	9,049,021
Lamb Weston Holdings, Inc.	77,536	3,261,164
Mead Johnson Nutrition Co.	83,513	7,439,338
Mondelez International, Inc., Class A	299,011	12,881,394
		61,115,068
Gas Utilities — 1.3%
Atmos Energy Corp.	78,610	6,209,404
Spire, Inc.	116,218	7,844,715
		14,054,119
Health Care Equipment and Supplies — 4.2%
Abbott Laboratories	148,149	6,579,297
Baxter International, Inc.	152,606	7,914,147
STERIS plc	118,429	8,226,079
Zimmer Biomet Holdings, Inc.	175,636	21,446,912
		44,166,435
Health Care Providers and Services — 5.1%
Cardinal Health, Inc.	110,724	9,029,542
Express Scripts Holding Co.(1)	94,224	6,210,304
HCA Holdings, Inc.(1)	78,214	6,960,264
LifePoint Health, Inc.(1)	231,914	15,190,367
McKesson Corp.	48,397	7,175,339
Quest Diagnostics, Inc.	90,807	8,916,339
		53,482,155
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	138,343	8,149,786

8

	Shares	Value
Household Durables — 0.9%
PulteGroup, Inc.	390,283	$9,191,165
Industrial Conglomerates — 1.2%
Koninklijke Philips NV	375,950	12,084,040
Insurance — 6.1%
Aflac, Inc.	72,185	5,227,638
Allstate Corp. (The)	55,306	4,506,886
Brown & Brown, Inc.	176,775	7,375,053
Chubb Ltd.	102,556	13,973,255
MetLife, Inc.	91,511	4,833,611
ProAssurance Corp.	82,122	4,947,851
Reinsurance Group of America, Inc.	72,730	9,235,255
Torchmark Corp.	45,046	3,470,344
Unum Group	227,516	10,668,225
		64,238,118
Leisure Products — 0.6%
Mattel, Inc.	233,464	5,979,013
Machinery — 2.9%
Cummins, Inc.	59,359	8,975,081
Ingersoll-Rand plc	168,384	13,692,987
ITT, Inc.	37,186	1,525,370
Parker-Hannifin Corp.	39,001	6,252,640
		30,446,078
Multi-Utilities — 1.9%
Ameren Corp.	134,403	7,337,060
Consolidated Edison, Inc.	84,677	6,576,016
NorthWestern Corp.	108,360	6,360,732
		20,273,808
Multiline Retail — 0.8%
Target Corp.	151,855	8,380,877
Oil, Gas and Consumable Fuels — 9.6%
Anadarko Petroleum Corp.	207,868	12,887,816
Cimarex Energy Co.	29,053	3,471,543
Devon Energy Corp.	240,715	10,042,630
EQT Corp.	312,818	19,113,180
Imperial Oil Ltd.	574,070	17,491,684
Marathon Petroleum Corp.	154,603	7,813,635
Noble Energy, Inc.	417,499	14,336,916
Occidental Petroleum Corp.	203,069	12,866,452
Spectra Energy Partners LP	55,662	2,430,203
		100,454,059
Road and Rail — 1.1%
Heartland Express, Inc.	551,473	11,057,034
Semiconductors and Semiconductor Equipment — 5.5%
Applied Materials, Inc.	490,648	19,086,207
Lam Research Corp.	94,611	12,144,268
Maxim Integrated Products, Inc.	302,500	13,600,400
Teradyne, Inc.	404,655	12,584,771
		57,415,646
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	76,816	11,388,740

9

	Shares	Value
CST Brands, Inc.	147,843	$7,109,770
L Brands, Inc.	43,377	2,043,057
		20,541,567
Technology Hardware, Storage and Peripherals — 0.7%
NetApp, Inc.	188,151	7,874,119
Textiles, Apparel and Luxury Goods — 0.4%
Ralph Lauren Corp.	56,945	4,647,851
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	627,490	9,180,179
TOTAL COMMON STOCKS (Cost $790,209,622)		995,966,111
EXCHANGE-TRADED FUNDS — 2.2%
iShares Russell Mid-Cap Value ETF (Cost $18,231,101)	277,136	22,999,517
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $12,230,917), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $11,982,311)		11,981,642
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $22,180,901), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $21,742,399)		21,742,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,247	15,247
TOTAL TEMPORARY CASH INVESTMENTS (Cost $33,738,889)		33,738,889
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $842,179,612)		1,052,704,517
OTHER ASSETS AND LIABILITIES — (0.5)%		(5,016,229)
TOTAL NET ASSETS — 100.0%		$1,047,688,288

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,048,414	CAD	20,108,811	Morgan Stanley	6/30/17	$(90,988)
USD	10,612,968	EUR	9,739,706	UBS AG	6/30/17	179,346
USD	5,766,985	JPY	633,725,339	Credit Suisse AG	6/30/17	54,945
USD	213,913	JPY	23,749,333	Credit Suisse AG	6/30/17	(150)
						$143,153

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $842,179,612)	$1,052,704,517
Foreign currency holdings, at value (cost of $24,465)	19,624
Receivable for investments sold	3,191,676
Receivable for capital shares sold	40,014
Unrealized appreciation on forward foreign currency exchange contracts	234,291
Dividends and interest receivable	1,582,548
1,057,772,670

Liabilities
Payable for investments purchased	6,907,337
Payable for capital shares redeemed	2,420,645
Unrealized depreciation on forward foreign currency exchange contracts	91,138
Accrued management fees	665,262
10,084,382

Net Assets	$1,047,688,288

Net Assets Consist of:
Capital (par value and paid-in surplus)	$821,248,557
Undistributed net investment income	142,852
Undistributed net realized gain	15,632,743
Net unrealized appreciation	210,664,136
$1,047,688,288

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$935,804,205	67,884,194	$13.79
R6 Class, $0.01 Par Value	$111,884,083	8,117,959	$13.78

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $80,078)	$22,799,930
Interest	28,227
22,828,157

Expenses:
Management fees	7,704,002
Directors' fees and expenses	30,208
Other expenses	1,473
7,735,683
Fees waived	(245,933)
7,489,750

Net investment income (loss)	15,338,407

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	66,877,187
Foreign currency transactions	915,422
67,792,609

Change in net unrealized appreciation (depreciation) on:
Investments	104,124,499
Translation of assets and liabilities in foreign currencies	500,527
104,625,026

Net realized and unrealized gain (loss)	172,417,635

Net Increase (Decrease) in Net Assets Resulting from Operations	$187,756,042

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$15,338,407	$11,860,679
Net realized gain (loss)	67,792,609	20,654,863
Change in net unrealized appreciation (depreciation)	104,625,026	(7,764,105)
Net increase (decrease) in net assets resulting from operations	187,756,042	24,751,437

Distributions to Shareholders
From net investment income:
Institutional Class	(14,789,427)	(11,382,727)
R6 Class	(1,637,258)	(740,342)
From net realized gains:
Institutional Class	(29,600,703)	(57,865,146)
R6 Class	(3,155,941)	(3,471,435)
Decrease in net assets from distributions	(49,183,329)	(73,459,650)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,724,385	155,738,979

Net increase (decrease) in net assets	145,297,098	107,030,766

Net Assets
Beginning of period	902,391,190	795,360,424
End of period	$1,047,688,288	$902,391,190

Undistributed net investment income	$142,852	$1,564,061

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The fund offers the Institutional Class and the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

14

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. From April 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.05% of the fund's management fee for assets over $7 billion. This fee waiver was determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. Effective August 1, 2016, the investment advisor agreed to waive 0.03% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2017 was $223,963 for the Institutional Class and $21,970 for the R6 Class. The effective annual management fee after waiver for each class for the year ended March 31, 2017 was 0.78% for the Institutional Class and 0.63% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,232,953 and $4,335,816, respectively. The effect of interfund transactions on the Statement of Operations was $859,776 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $574,476,337 and $614,215,181, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	525,000,000		525,000,000
Sold	4,361,165	$57,191,676	12,938,971	$153,080,761
Issued in reinvestment of distributions	3,292,025	44,390,130	5,979,048	69,247,873
Redeemed	(10,151,164)	(135,939,215)	(8,002,791)	(95,399,767)
	(2,497,974)	(34,357,409)	10,915,228	126,928,867
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	3,702,300	48,692,735	2,538,193	30,609,522
Issued in reinvestment of distributions	355,086	4,793,199	363,563	4,211,777
Redeemed	(928,328)	(12,404,140)	(499,932)	(6,011,187)
	3,129,058	41,081,794	2,401,824	28,810,112
Net increase (decrease)	631,084	$6,724,385	13,317,052	$155,738,979

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$966,390,387	$29,575,724	—
Exchange-Traded Funds	22,999,517	—	—
Temporary Cash Investments	15,247	33,723,642	—
	$989,405,151	$63,299,366	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$234,291	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$91,138	—

17

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $36,035,679.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $234,291 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $91,138 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $912,552 in net realized gain (loss) on foreign currency transactions and $504,032 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$16,568,951	$26,606,451
Long-term capital gains	$32,614,378	$46,853,199

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$856,066,187
Gross tax appreciation of investments	$208,573,489
Gross tax depreciation of investments	(11,935,159)
Net tax appreciation (depreciation) of investments	196,638,330
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,922)
Net tax appreciation (depreciation)	$196,634,408
Undistributed ordinary income	$6,815,491
Accumulated long-term gains	$22,989,832

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	0.80%	1.89%	1.89%	71%	$423,477
R6 Class
2017	$11.97	0.22	2.29	2.51	(0.24)	(0.46)	(0.70)	$13.78	21.17%	0.63%	0.65%	1.70%	1.68%	60%	$111,884
2016	$12.81	0.19	0.06	0.25	(0.19)	(0.90)	(1.09)	$11.97	2.36%	0.65%	0.66%	1.54%	1.53%	67%	$59,721
2015	$12.62	0.20	1.55	1.75	(0.19)	(1.37)	(1.56)	$12.81	14.14%	0.65%	0.65%	1.52%	1.52%	67%	$33,151
2014(3)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	0.65%(4)	1.70%(4)	1.70%(4)	69%(5)	$7,546

Notes to Financial Highlights
(1) Computed using average shares outstanding throughout the period.
(2) Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3) July 26, 2013 (commencement of sale) through March 31, 2014.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $14,867,908, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $142,266 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $32,614,378, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92291 1705

Annual Report

March 31, 2017

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	31.15%	13.40%	8.66%	—	7/31/98
Russell 2000 Value Index	—	29.37%	12.54%	6.09%	—	—
Institutional Class	ACVIX	31.43%	13.63%	8.89%	—	10/26/98
A Class	ACSCX					12/31/99
No sales charge		30.82%	13.12%	8.39%	—
With sales charge		23.25%	11.80%	7.75%	—
C Class	ASVNX	29.78%	12.25%	—	11.50%	3/1/10
R Class	ASVRX	30.41%	12.83%	—	12.08%	3/1/10
R6 Class	ASVDX	31.45%	—	—	11.31%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $22,970

Russell 2000 Value Index — $18,067

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.26%	1.06%	1.51%	2.26%	1.76%	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

Performance Summary

Small Cap Value returned 31.15%* for the fiscal year ended March 31, 2017, compared with the 29.37% return of its benchmark, the Russell 2000 Value Index.

Small Cap Value gained during the fiscal year, outperforming its benchmark. Security selection in the financials and industrials sectors, as well as an underweight allocation to utilities stocks, enhanced fund performance. Conversely, stock choices in the health care, energy, and materials sectors weighed on relative returns.

In selecting stocks for the fund, we look for equity securities of smaller companies whose stock price may not reflect the company’s value. We attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level we believe more accurately reflects the fair value of the company.

Stock Choices in the Financials Sector Led Returns

Stock selection in the financials sector was the leading contributor to the fund’s twelve-month results, with four of the five top individual security contributors in the sector. Selection among insurers was strong, driven by positions in Endurance Specialty Holdings and Allied World Assurance, which both rallied on acquisition news. Insurance and reinsurance provider Endurance Specialty Holdings announced that it would be acquired by Japan-based Sompo Holdings, while property and casualty insurer Allied World Assurance announced an acquisition by Canada-based Fairfax Financial Holdings. We exited the position in Endurance and significantly trimmed exposure to Allied World after the acquisition news. Security selection in banks also boosted portfolio results, with strong performance from LegacyTexas Financial Group and Texas Capital Bancshares. Banks generally rallied on the outlook for higher interest rates and diminished regulatory costs under President Trump's administration, while these two particular holdings also benefited from higher oil prices, given their loan exposure to companies in the energy sector.

Stock selection in the industrials sector was also a principal contributor. Stock choices were strong across a number of industries, including trading companies and distributors, commercial services and supplies, and professional services. An underweight allocation in the utilities sector also enhanced performance. Utilities underperformed most other sectors in the benchmark in the period.

Health Care Holdings Weighed on Performance

Stock selection in the health care sector detracted from relative returns, led by an overweight allocation in health care providers and services. LifePoint Health, a for-profit hospital group with hospitals in small towns and rural areas, was weak in the period. We have begun to trim exposure to the perpetual acquirer of rural hospitals, which we believe has prioritized M&A activity over operational excellence and is taking on excessive leverage.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Holdings in the energy sector also weighed on returns. Though the portfolio benefited from an underweight allocation to the sector in the period, stock choices in the oil, gas and consumable fuels industry detracted from performance. Selection in the materials sector also weighed on results, with notable underperformance from food and beverage packaging maker Graphic Packaging. The company missed analysts’ expectations in terms of volumes, and earnings guidance has been muted over recent quarters as grocery shoppers’ tastes move away from packaged foods. However, the company has been gaining market share, and we believe it remains well positioned. A performance boost from the portfolio’s overweight in materials partially offset the negative effects of stock selection in the sector.

Portfolio Positioning

At period-end, the portfolio’s largest overweight was in the industrials sector. The portfolio holds a highly diverse mix of industrials companies, including building products companies, distributors, commercial/professional services providers, label manufacturers, and aerospace companies. Materials is an overweight sector where we tend to hold specialized containers and packaging and specialty chemical industries.

The portfolio’s top underweights are utilities, where we maintain no exposure, and real estate. The portfolio has been underweight real estate for a long period of time because it is difficult to find high-quality stocks that are selling at attractive valuations within the sector.

6

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
Graphic Packaging Holding Co.	2.6%
Capital Bank Financial Corp., Class A	2.3%
Hanover Insurance Group, Inc. (The)	2.3%
BankUnited, Inc.	2.3%
Bank of the Ozarks, Inc.	2.1%
Entravision Communications Corp., Class A	1.9%
Valley National Bancorp	1.8%
CSW Industrials, Inc.	1.7%
Compass Diversified Holdings	1.7%
Silgan Holdings, Inc.	1.7%

Top Five Industries	% of net assets
Banks	19.6%
Insurance	7.7%
Equity Real Estate Investment Trusts (REITs)	7.6%
IT Services	5.0%
Machinery	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.5%
Convertible Preferred Stocks	0.7%
Total Equity Exposure	97.2%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,178.20	$6.79	1.25%
Institutional Class	$1,000	$1,179.90	$5.71	1.05%
A Class	$1,000	$1,177.80	$8.14	1.50%
C Class	$1,000	$1,172.60	$12.19	2.25%
R Class	$1,000	$1,175.60	$9.49	1.75%
R6 Class	$1,000	$1,180.40	$4.89	0.90%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.29	1.25%
Institutional Class	$1,000	$1,019.70	$5.29	1.05%
A Class	$1,000	$1,017.45	$7.54	1.50%
C Class	$1,000	$1,013.71	$11.30	2.25%
R Class	$1,000	$1,016.21	$8.80	1.75%
R6 Class	$1,000	$1,020.44	$4.53	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 96.5%
Aerospace and Defense — 0.5%
Hexcel Corp.	140,046	$7,639,509
Banks — 19.6%
Bank of the Ozarks, Inc.	640,000	33,286,400
BankUnited, Inc.	940,000	35,071,400
Boston Private Financial Holdings, Inc.	725,000	11,890,000
Capital Bank Financial Corp., Class A	825,000	35,805,000
F.N.B. Corp.	1,585,000	23,568,950
FCB Financial Holdings, Inc., Class A(1)	470,000	23,288,500
First Financial Bankshares, Inc.	145,000	5,814,500
First Hawaiian, Inc.	570,000	17,054,400
LegacyTexas Financial Group, Inc.	585,000	23,341,500
Prosperity Bancshares, Inc.	10,000	697,100
Southside Bancshares, Inc.	325,000	10,910,250
Texas Capital Bancshares, Inc.(1)	255,000	21,279,750
UMB Financial Corp.	270,000	20,333,700
Valley National Bancorp	2,385,000	28,143,000
Western Alliance Bancorp(1)	305,000	14,972,450
		305,456,900
Building Products — 3.9%
Apogee Enterprises, Inc.	200,000	11,922,000
Continental Building Products, Inc.(1)	275,000	6,737,500
CSW Industrials, Inc.(1)	711,818	26,123,721
NCI Building Systems, Inc.(1)	685,000	11,747,750
PGT Innovations, Inc.(1)	365,000	3,923,750
		60,454,721
Capital Markets — 1.2%
Ares Management LP	915,000	17,339,250
Hamilton Lane, Inc., Class A(1)	39,926	745,418
		18,084,668
Chemicals — 3.7%
Chase Corp.	40,000	3,816,000
Innophos Holdings, Inc.	265,000	14,302,050
Innospec, Inc.	275,000	17,806,250
Minerals Technologies, Inc.	275,000	21,065,000
		56,989,300
Commercial Services and Supplies — 3.6%
Brink's Co. (The)	200,000	10,690,000
Deluxe Corp.	160,000	11,547,200
InnerWorkings, Inc.(1)	1,145,000	11,404,200
Interface, Inc.	500,000	9,525,000
Multi-Color Corp.	179,983	12,778,793
		55,945,193
Communications Equipment — 0.3%
NetScout Systems, Inc.(1)	110,000	4,174,500

10

	Shares	Value
Construction and Engineering — 1.7%
Dycom Industries, Inc.(1)	125,000	$11,618,750
Valmont Industries, Inc.	100,000	15,550,000
		27,168,750
Containers and Packaging — 4.4%
Graphic Packaging Holding Co.	3,085,000	39,703,950
Myers Industries, Inc.	185,171	2,934,960
Silgan Holdings, Inc.	435,000	25,821,600
		68,460,510
Diversified Financial Services — 1.7%
Compass Diversified Holdings	1,570,000	26,062,000
Electronic Equipment, Instruments and Components — 3.0%
AVX Corp.	226,046	3,702,634
IPG Photonics Corp.(1)	50,000	6,035,000
OSI Systems, Inc.(1)	290,000	21,167,100
VeriFone Systems, Inc.(1)	885,000	16,576,050
		47,480,784
Energy Equipment and Services — 1.5%
Dril-Quip, Inc.(1)	45,000	2,454,750
Helix Energy Solutions Group, Inc.(1)	415,000	3,224,550
Keane Group, Inc.(1)	265,000	3,789,500
Mammoth Energy Services, Inc.(1)	315,000	6,775,650
Matrix Service Co.(1)	385,000	6,352,500
		22,596,950
Equity Real Estate Investment Trusts (REITs) — 7.6%
Armada Hoffler Properties, Inc.	510,000	7,083,900
CareTrust REIT, Inc.	496,372	8,348,977
CBL & Associates Properties, Inc.	125,000	1,192,500
Chatham Lodging Trust	170,000	3,357,500
Community Healthcare Trust, Inc.	292,974	7,002,079
DiamondRock Hospitality Co.	382,915	4,269,502
EPR Properties	20,000	1,472,600
Four Corners Property Trust, Inc.	202,503	4,623,143
Kite Realty Group Trust	1,145,000	24,617,500
Lexington Realty Trust	560,000	5,588,800
MedEquities Realty Trust, Inc.	1,090,000	12,218,900
Medical Properties Trust, Inc.	570,000	7,347,300
RLJ Lodging Trust	203,274	4,778,972
Sabra Health Care REIT, Inc.	360,000	10,054,800
Summit Hotel Properties, Inc.	480,080	7,671,678
Sunstone Hotel Investors, Inc.	207,442	3,180,086
Urstadt Biddle Properties, Inc., Class A	300,000	6,168,000
		118,976,237
Food Products — 1.3%
Inventure Foods, Inc.(1)	289,621	1,280,125
John B Sanfilippo & Son, Inc.	50,000	3,659,500
TreeHouse Foods, Inc.(1)	180,000	15,238,800
		20,178,425
Health Care Equipment and Supplies — 0.5%
Utah Medical Products, Inc.	130,000	8,099,000

11

	Shares	Value
Health Care Providers and Services — 4.2%
AMN Healthcare Services, Inc.(1)	550,000	$22,330,000
LifePoint Health, Inc.(1)	150,000	9,825,000
Magellan Health, Inc.(1)	15,000	1,035,750
Owens & Minor, Inc.	300,000	10,380,000
PharMerica Corp.(1)	380,000	8,892,000
Providence Service Corp. (The)(1)	295,000	13,109,800
		65,572,550
Hotels, Restaurants and Leisure — 2.3%
ClubCorp Holdings, Inc.	1,230,000	19,741,500
Peak Resorts, Inc.	150,000	847,500
Red Robin Gourmet Burgers, Inc.(1)	250,000	14,612,500
		35,201,500
Household Durables — 0.2%
Century Communities, Inc.(1)	115,000	2,921,000
Insurance — 7.7%
Allied World Assurance Co. Holdings AG	350,000	18,585,000
Atlas Financial Holdings, Inc.(1)	270,000	3,685,500
Hanover Insurance Group, Inc. (The)	390,000	35,123,400
Infinity Property & Casualty Corp.	35,000	3,342,500
James River Group Holdings Ltd.	240,000	10,286,400
Kinsale Capital Group, Inc.	295,000	9,451,800
RLI Corp.	305,000	18,306,100
Validus Holdings Ltd.	380,000	21,428,200
		120,208,900
IT Services — 5.0%
CSRA, Inc.	820,000	24,017,800
EVERTEC, Inc.	1,435,000	22,816,500
Presidio, Inc.(1)	515,000	7,974,775
Teradata Corp.(1)	740,000	23,028,800
		77,837,875
Leisure Products — 0.8%
Malibu Boats, Inc.(1)	245,000	5,500,250
MCBC Holdings, Inc.	465,000	7,519,050
		13,019,300
Machinery — 3.7%
EnPro Industries, Inc.	225,000	16,011,000
Global Brass & Copper Holdings, Inc.	499,969	17,198,934
Graham Corp.	278,401	6,403,223
Harsco Corp.(1)	640,000	8,160,000
Rexnord Corp.(1)	445,000	10,270,600
		58,043,757
Media — 2.6%
Entravision Communications Corp., Class A(2)	4,695,000	29,109,000
Gray Television, Inc.(1)	480,000	6,960,000
Townsquare Media, Inc.(1)	328,029	3,995,393
		40,064,393
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Blackstone Mortgage Trust, Inc., Class A	145,000	4,489,200
New Residential Investment Corp.	182,746	3,103,027
12

	Shares	Value
Two Harbors Investment Corp.	1,180,000	$11,316,200
		18,908,427
Oil, Gas and Consumable Fuels — 2.9%
Aegean Marine Petroleum Network, Inc.	405,005	4,880,310
Ardmore Shipping Corp.	1,101,415	8,866,391
Callon Petroleum Co.(1)	270,000	3,553,200
Contango Oil & Gas Co.(1)	775,000	5,673,000
Euronav NV(1)	326,187	2,576,877
Extraction Oil & Gas, Inc.(1)	425,000	7,883,750
Scorpio Tankers, Inc.	1,508,022	6,695,618
WildHorse Resource Development Corp.(1)	355,000	4,416,200
		44,545,346
Paper and Forest Products — 0.6%
KapStone Paper and Packaging Corp.	400,000	9,240,000
Personal Products — 0.8%
Edgewell Personal Care Co.(1)	180,000	13,165,200
Professional Services — 1.6%
Korn/Ferry International	500,000	15,745,000
On Assignment, Inc.(1)	175,000	8,492,750
		24,237,750
Semiconductors and Semiconductor Equipment — 2.8%
Cypress Semiconductor Corp.	830,000	11,420,800
Exar Corp.(1)	1,490,000	19,384,900
Kulicke & Soffa Industries, Inc.(1)	630,000	12,801,600
		43,607,300
Software — 1.2%
BroadSoft, Inc.(1)	480,000	19,296,000
Specialty Retail — 2.5%
Camping World Holdings, Inc., Class A	345,000	11,122,800
Foundation Building Materials, Inc.(1)	490,000	7,825,300
MarineMax, Inc.(1)	510,000	11,041,500
Penske Automotive Group, Inc.	175,000	8,191,750
		38,181,350
Technology Hardware, Storage and Peripherals — 0.7%
Cray, Inc.(1)	495,000	10,840,500
Textiles, Apparel and Luxury Goods — 0.3%
Culp, Inc.	165,000	5,148,000
Trading Companies and Distributors — 0.9%
DXP Enterprises, Inc.(1)	165,000	6,248,550
GMS, Inc.(1)	210,008	7,358,680
		13,607,230
TOTAL COMMON STOCKS (Cost $1,235,766,198)		1,501,413,825
CONVERTIBLE PREFERRED STOCKS — 0.7%
Machinery — 0.7%
Rexnord Corp., 5.75%, 11/15/19 (Cost $9,605,351)	190,000	10,436,700
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $14,127,442), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $13,840,288)		13,839,515

13

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $25,620,044), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $25,113,460)		$25,113,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	71	71
TOTAL TEMPORARY CASH INVESTMENTS (Cost $38,952,586)		38,952,586
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,284,324,135)		1,550,803,111
OTHER ASSETS AND LIABILITIES — 0.3%		4,759,976
TOTAL NET ASSETS — 100.0%		$1,555,563,087

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,239,259	EUR	2,055,007	UBS AG	6/30/17	$37,841

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities - unaffiliated, at value (cost of $1,267,664,115)	$1,521,694,111
Investment securities - affiliated, at value (cost of $16,660,020)	29,109,000
Total investment securities, at value (cost of $1,284,324,135)	1,550,803,111
Cash	22,692
Receivable for investments sold	29,006,695
Receivable for capital shares sold	3,030,965
Unrealized appreciation on forward foreign currency exchange contracts	37,841
Dividends and interest receivable	2,133,639
1,585,034,943

Liabilities
Payable for investments purchased	26,483,633
Payable for capital shares redeemed	1,452,547
Accrued management fees	1,503,583
Distribution and service fees payable	32,093
29,471,856

Net Assets	$1,555,563,087

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,215,409,936
Undistributed net investment income	2,253,490
Undistributed net realized gain	71,382,844
Net unrealized appreciation	266,516,817
$1,555,563,087

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$770,415,011	82,030,998	$9.39
Institutional Class, $0.01 Par Value	$463,119,270	48,898,679	$9.47
A Class, $0.01 Par Value	$141,505,061	15,203,726	$9.31*
C Class, $0.01 Par Value	$1,234,498	136,943	$9.01
R Class, $0.01 Par Value	$3,274,509	352,808	$9.28
R6 Class, $0.01 Par Value	$176,014,738	18,578,866	$9.47
*Maximum offering price $9.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (including $774,074 from affiliates and net of foreign taxes withheld of $64,133)	$24,702,863
Interest	55,176
24,758,039

Expenses:
Management fees	16,521,176
Distribution and service fees:
A Class	351,207
C Class	4,694
R Class	13,611
Directors' fees and expenses	44,217
Other expenses	315
16,935,220

Net investment income (loss)	7,822,819

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4) (including $4,831,599 from affiliates)	203,410,120
Foreign currency transactions	71,588
203,481,708

Change in net unrealized appreciation (depreciation) on:
Investments	178,046,579
Translation of assets and liabilities in foreign currencies	90,757
178,137,336

Net realized and unrealized gain (loss)	381,619,044

Net Increase (Decrease) in Net Assets Resulting from Operations	$389,441,863

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$7,822,819	$7,445,362
Net realized gain (loss)	203,481,708	82,139,164
Change in net unrealized appreciation (depreciation)	178,137,336	(185,593,408)
Net increase (decrease) in net assets resulting from operations	389,441,863	(96,008,882)

Distributions to Shareholders
From net investment income:
Investor Class	(4,647,788)	(2,857,830)
Institutional Class	(4,114,600)	(3,361,155)
A Class	(651,385)	(266,966)
C Class	(285)	—
R Class	(7,918)	—
R6 Class	(1,402,136)	(302,203)
From net realized gains:
Investor Class	(33,783,589)	(83,866,802)
Institutional Class	(22,113,072)	(66,712,537)
A Class	(6,659,384)	(19,047,040)
C Class	(26,597)	(22,931)
R Class	(143,466)	(281,269)
R6 Class	(5,577,060)	(4,897,236)
Decrease in net assets from distributions	(79,127,280)	(181,615,969)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(141,324,571)	(177,847,308)

Net increase (decrease) in net assets	168,990,012	(455,472,159)

Net Assets
Beginning of period	1,386,573,075	1,842,045,234
End of period	$1,555,563,087	$1,386,573,075

Undistributed net investment income	$2,253,490	$4,435,092

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 1.25% for the Investor Class, A Class, C Class, and R Class, 1.05% for the Institutional Class and 0.90% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,613,812 and $10,618,847, respectively. The effect of interfund transactions on the Statement of Operations was $974,980 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $1,265,800,607 and $1,397,963,623, respectively.

For the year ended March 31, 2017, the fund incurred net realized gains of $10,412,377 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	575,000,000		575,000,000
Sold	16,894,263	$148,292,430	9,679,279	$78,890,541
Issued in reinvestment of distributions	4,182,615	37,023,384	10,696,743	83,310,607
Redeemed	(26,036,632)	(221,392,102)	(22,354,962)	(185,299,956)
	(4,959,754)	(36,076,288)	(1,978,940)	(23,098,808)
Institutional Class/Shares Authorized	400,000,000		400,000,000
Sold	10,400,947	90,289,454	11,252,060	95,032,219
Issued in reinvestment of distributions	2,659,311	23,663,986	8,044,956	63,217,519
Redeemed	(32,110,870)	(269,634,819)	(16,381,374)	(133,800,195)
	(19,050,612)	(155,681,379)	2,915,642	24,449,543
A Class/Shares Authorized	160,000,000		160,000,000
Sold	2,738,285	23,466,773	2,683,728	22,168,790
Issued in reinvestment of distributions	824,305	7,259,487	2,445,852	18,848,115
Redeemed	(7,396,839)	(62,304,032)	(28,416,675)	(254,844,402)
	(3,834,249)	(31,577,772)	(23,287,095)	(213,827,497)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	106,330	925,018	25,211	200,917
Issued in reinvestment of distributions	3,109	26,882	3,053	22,931
Redeemed	(8,849)	(74,470)	(7,353)	(66,205)
	100,590	877,430	20,911	157,643
R Class/Shares Authorized	10,000,000		10,000,000
Sold	136,632	1,175,294	73,749	617,605
Issued in reinvestment of distributions	17,131	151,384	36,576	281,269
Redeemed	(114,803)	(981,752)	(31,723)	(249,247)
	38,960	344,926	78,602	649,627
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	19,432,466	162,082,591	5,001,989	38,087,944
Issued in reinvestment of distributions	788,291	6,979,196	661,127	5,199,439
Redeemed	(10,461,852)	(88,273,275)	(1,166,051)	(9,465,199)
	9,758,905	80,788,512	4,497,065	33,822,184
Net increase (decrease)	(17,946,160)	$(141,324,571)	(17,753,815)	$(177,847,308)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2017 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Entravision Communications Corp., Class A	$22,431,600	$12,389,318	$660,814	$1,367,280	$471,648	$29,109,000
Exar Corp.(1)(2)	10,465,000	14,206,080	18,653,738	1,491,226	—	(1)
Graham Corp.(1)	9,305,775	1,802,505	5,875,507	533,602	160,421	(1)
Utah Medical Products, Inc.(1)	11,882,600	341,723	2,879,707	1,439,491	142,005	(1)
	$54,084,975	$28,739,626	$28,069,766	$4,831,599	$774,074	$29,109,000

(1) Company was not an affiliate at March 31, 2017.
(2) Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,501,413,825	—	—
Convertible Preferred Stocks	—	$10,436,700	—
Temporary Cash Investments	71	38,952,515	—
	$1,501,413,896	$49,389,215	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$37,841	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,162,330.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $37,841 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $71,588 in net realized gain (loss) on foreign currency transactions and $90,757 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$40,179,667	$41,929,678
Long-term capital gains	$38,947,613	$139,686,291

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to redemptions in kind, were made to capital $15,264,849, undistributed net investment income $819,691, and undistributed net realized gain $(16,084,540).

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,314,608,663
Gross tax appreciation of investments	$263,055,835
Gross tax depreciation of investments	(26,861,387)
Net tax appreciation (depreciation)	$236,194,448
Undistributed ordinary income	$46,246,317
Accumulated long-term gains	$57,712,386

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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11. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

12. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	0.47%	90%	$770,415
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
Institutional Class
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	0.67%	90%	$463,119
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
A Class
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	0.22%	90%	$141,505
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	(0.53)%	90%	$1,234
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
R Class
2017	$7.48	—(3)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	(0.03)%	90%	$3,275
2016	$9.09	—(3)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
R6 Class
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.82%	90%	$176,015
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(4)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(5)	1.06%(5)	111%(6)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through March 31, 2014.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $12,443,619, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $31,819,691 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $42,165,330, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

The fund utilized earnings and profits of $5,972,810 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 1705

Annual Report

March 31, 2017

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Rebound From Global Economic Concerns of Early 2016

Stocks, high-yield bonds, and commodities rebounded from severe downturns in early 2016 that were triggered by China’s economic slowdown. Since then, growth conditions in China and the rest of the world have generally improved. For the reporting period, the S&P 500 Index, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, and the S&P Goldman Sachs Commodities Index returned 17.17%, 16.39%, and 8.45%, respectively. This risk-on rebound also drove government bond yields higher, resulting in declines for indices such as the Bloomberg Barclays U.S. Treasury Bond Index (-1.44%). The broader taxable investment-grade U.S. bond market performed better, but still significantly underperformed stocks; the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.44%.

Investors could thank the world’s major central banks and the “Trump Trade” for the risk-on rebound, which occurred with a backdrop of landmark political events, including Brexit (the U.K. vote to leave the European Union) and Donald Trump’s U.S. presidential election victory. Central bank stimulus helped to propel the markets past China- and Brexit-related volatility, followed by Trump victory-inspired optimism about U.S. growth that further boosted higher-risk markets.

But the Trump Trade could prove to be double edged—investor optimism faded as health care reform stalled in Congress and other U.S. fiscal policy proposals looked like they’d face significant hurdles. Meanwhile, the Federal Reserve raised its interest rate target during the reporting period, and suggested that it might raise rates again and start gradually reducing its balance sheet by the end of 2017. These factors, plus rising inflation and continuing geopolitical risks, could impede further risk-on sentiment. In this unsettled environment, we believe in remaining focused on investment goals, using disciplined, actively managed, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	19.79%	12.49%	6.46%	—	9/1/93
Russell 1000 Value Index	—	19.22%	13.12%	5.93%	—	—
S&P 500 Index	—	17.17%	13.29%	7.50%	—	—
Institutional Class	AVLIX	19.98%	12.72%	6.68%	—	7/31/97
A Class	TWADX				—	10/2/96
No sales charge		19.49%	12.21%	6.20%	—
With sales charge		12.64%	10.89%	5.58%	—
C Class	ACLCX	18.45%	11.37%	5.40%	—	6/4/01
R Class	AVURX	19.18%	11.93%	5.94%	—	7/29/05
R6 Class	AVUDX	20.16%	—	—	10.29%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2017
Investor Class — $18,719

Russell 1000 Value Index — $17,793

S&P 500 Index — $20,627

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.98%	0.78%	1.23%	1.98%	1.48%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, and Dan Gruemmer

Performance Summary

Value returned 19.79%* for the fiscal year ended March 31, 2017, compared with the 19.22% return of its benchmark, the Russell 1000 Value Index.

Value stocks outperformed growth stocks across the capitalization spectrum during the 12-month period, providing a tailwind for the fund’s performance. Within the Russell 1000 Value Index, every sector posted positive returns, led by financials, materials, information technology, and industrials, which returned more than 20% each. The weakest sectors were real estate, telecommunication services, utilities, and consumer discretionary. The fund recorded positive absolute contributions from all sectors, led by financials.

The fund’s outperformance relative to the benchmark was largely driven by stock selection, especially within the energy, utilities, and financials sectors. Significant underweight allocations to utilities and real estate were also beneficial. Stock selection in the industrials and consumer discretionary sectors hampered relative results.

Performance Was Led by Stock Choices in Energy and Utilities

Stock decisions in the energy sector led outperformance. An overweight position in Devon Energy was a top contributor to performance. Devon Energy is an energy exploration and production company with operations in the Permian, Anadarko, and Eagle Ford shale basins in the U.S. A rebound in the price of oil caused energy companies to rally from low levels over the year. Additionally, the company executed a string of asset sales to reduce debt on the balance sheet. The portfolio benefited from its underweight position in Exxon Mobil, as the stock underperformed many other energy securities. Despite operational results that were generally in line with expectations, the company’s valuation fell. Anadarko Petroleum is an energy exploration and production company with global operations (both onshore and offshore). The company was a significant contributor as it executed asset sales that strengthened its balance sheet and made a valuable acquisition at a heavily discounted price.

Stock selection and an underweight in utilities was positive. Westar Energy surged on the announcement of its acquisition by Great Plains Energy. The stock was eliminated from the portfolio as a result.

Other significant individual contributors included Microsoft. The company has experienced better-than-expected strength in PC demand, and cloud adoption by Microsoft’s customers continues to grow at a high pace. Semiconductor equipment company Applied Materials rose after reporting order strength. Also, the company held an analyst day in mid-September that showed improvement in market share. Underweighting telecommunications firm Verizon Communications aided performance. Wireless companies are facing intense competition.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials and Consumer Discretionary Weighed on Performance

Security selection in the industrials sector detracted from performance, stemming in part from an overweight position in General Electric (GE). The stock underperformed after the company reported disappointing results. Investors also had concerns about pricing of orders, margin improvement, and the adequacy of GE’s free cash generation relative to its earnings per share. We increased the weight in GE after the underperformance as the stock’s risk/reward improved. GE’s industrial businesses are still very high quality with margins superior to many peers and competitors, and we believe the reasons for GE’s lower free cash flow generation are transitory.

Stock selection in the consumer discretionary sector also hampered performance. Retailers Advance Auto Parts and Target declined after the companies announced disappointing fourth-quarter 2016 reports.

Exposure to Teva Pharmaceutical Industries detracted. The stock declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks. Concern about Teva’s biggest specialty drug, Copaxone, and when its patent will expire have also weighed on the stock. We believe that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock.

Not owning benchmark components Citigroup and Morgan Stanley detracted, as interest rate-sensitive financials rose, primarily a result of higher interest rates and expectations for a favorable economic environment. Energy stock EQT declined. Natural gas prices strengthened in the fourth quarter 2016, but future natural gas prices sold off. The market became concerned that higher prices today would incentivize excess production in the future, which could in turn push the currently undersupplied natural gas markets into a surplus state. This, combined with crude oil’s strength, drove funds out of natural gas names like EQT.
Portfolio Positioning

We continue to follow the fund’s disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for higher-quality companies of all sizes, whose stock price may not reflect the company’s value.

Health care remains the largest overweight in the portfolio, as valuations remain compelling in the sector. The portfolio is also overweight the energy sector. Weakness in the sector due to lower oil and gas prices and concerns about potential oversupply in 2018 provided opportunities. We do not believe the markets will switch back to an oversupplied state and leveraged the circumstances to build select positions in the sector.

Many real estate stocks appear overvalued under our valuation methodology, leading to the portfolio’s continued underweight in the sector. The utilities sector remains underweight. We believe that valuations are overextended after utilities previously outperformed due to heavy interest from yield-seeking investors.

6

Fund Characteristics

MARCH 31, 2017
Top Ten Holdings	% of net assets
General Electric Co.	3.2%
JPMorgan Chase & Co.	3.0%
Procter & Gamble Co. (The)	2.7%
Wells Fargo & Co.	2.7%
Pfizer, Inc.	2.7%
Johnson & Johnson	2.4%
Exxon Mobil Corp.	2.2%
Bank of America Corp.	2.1%
Merck & Co., Inc.	2.1%
AT&T, Inc.	2.0%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.7%
Banks	13.3%
Pharmaceuticals	9.0%
Health Care Equipment and Supplies	4.4%
Capital Markets	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period(1) 10/1/16 - 3/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,094.50	$5.12	0.98%
Institutional Class	$1,000	$1,095.40	$4.07	0.78%
A Class	$1,000	$1,093.10	$6.42	1.23%
C Class	$1,000	$1,087.90	$10.31	1.98%
R Class	$1,000	$1,091.80	$7.72	1.48%
R6 Class	$1,000	$1,096.20	$3.29	0.63%
Hypothetical
Investor Class	$1,000	$1,020.05	$4.94	0.98%
Institutional Class	$1,000	$1,021.04	$3.93	0.78%
A Class	$1,000	$1,018.80	$6.19	1.23%
C Class	$1,000	$1,015.06	$9.95	1.98%
R Class	$1,000	$1,017.55	$7.44	1.48%
R6 Class	$1,000	$1,021.79	$3.18	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2017

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 1.2%
Textron, Inc.	426,461	$20,295,279
United Technologies Corp.	189,180	21,227,888
		41,523,167
Automobiles — 1.1%
General Motors Co.	705,949	24,962,357
Honda Motor Co. Ltd.	453,600	13,653,225
		38,615,582
Banks — 13.3%
Bank of America Corp.	3,059,700	72,178,323
BB&T Corp.	645,280	28,844,016
BOK Financial Corp.	111,460	8,723,974
Comerica, Inc.	199,985	13,714,971
Cullen/Frost Bankers, Inc.	103,580	9,215,513
JPMorgan Chase & Co.	1,171,681	102,920,459
M&T Bank Corp.	122,770	18,996,202
PNC Financial Services Group, Inc. (The)	356,983	42,923,636
U.S. Bancorp	1,192,362	61,406,643
Wells Fargo & Co.	1,631,928	90,833,113
		449,756,850
Beverages — 0.3%
PepsiCo, Inc.	74,580	8,342,519
Biotechnology — 0.4%
AbbVie, Inc.	184,860	12,045,478
Building Products — 1.0%
Johnson Controls International plc	801,639	33,765,035
Capital Markets — 4.0%
Ameriprise Financial, Inc.	77,910	10,103,369
Franklin Resources, Inc.	272,190	11,470,087
Goldman Sachs Group, Inc. (The)	148,924	34,210,821
Invesco Ltd.	567,500	17,382,525
Northern Trust Corp.	354,347	30,679,363
State Street Corp.	411,395	32,751,156
		136,597,321
Commercial Services and Supplies — 0.4%
Republic Services, Inc.	217,163	13,640,008
Communications Equipment — 1.8%
Cisco Systems, Inc.	1,826,449	61,733,976
Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class A(1)	159	39,726,150
Berkshire Hathaway, Inc., Class B(1)	115,620	19,271,542
		58,997,692
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	1,629,750	67,716,113
CenturyLink, Inc.	327,839	7,727,165
Level 3 Communications, Inc.(1)	191,260	10,943,897

10

	Shares	Value
Verizon Communications, Inc.	605,740	$29,529,825
		115,917,000
Electric Utilities — 1.9%
Edison International	392,863	31,275,823
PG&E Corp.	514,846	34,165,181
		65,441,004
Electrical Equipment — 1.2%
Emerson Electric Co.	529,690	31,707,243
Hubbell, Inc.	77,600	9,315,880
		41,023,123
Electronic Equipment, Instruments and Components — 1.8%
Keysight Technologies, Inc.(1)	782,874	28,293,066
TE Connectivity Ltd.	438,489	32,689,355
		60,982,421
Energy Equipment and Services — 3.4%
Baker Hughes, Inc.	260,349	15,574,077
Halliburton Co.	282,573	13,905,417
Helmerich & Payne, Inc.	128,763	8,571,753
National Oilwell Varco, Inc.	341,440	13,688,330
Schlumberger Ltd.	694,860	54,268,566
TechnipFMC plc(1)	302,580	9,833,850
		115,841,993
Equity Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co.	479,420	16,290,692
Food and Staples Retailing — 2.4%
CVS Health Corp.	197,310	15,488,835
Sysco Corp.	250,232	12,992,045
Wal-Mart Stores, Inc.	716,811	51,667,737
		80,148,617
Food Products — 3.0%
Conagra Brands, Inc.	581,235	23,447,020
General Mills, Inc.	332,620	19,627,906
Kellogg Co.	258,236	18,750,516
Mondelez International, Inc., Class A	922,716	39,750,605
		101,576,047
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	693,140	30,782,347
Boston Scientific Corp.(1)	567,485	14,113,352
Medtronic plc	584,870	47,117,127
STERIS plc	229,821	15,963,367
Zimmer Biomet Holdings, Inc.	321,991	39,318,321
		147,294,514
Health Care Providers and Services — 2.6%
Cardinal Health, Inc.	91,760	7,483,028
Cigna Corp.	57,340	8,399,737
Express Scripts Holding Co.(1)	300,739	19,821,707
HCA Holdings, Inc.(1)	36,920	3,285,511
Humana, Inc.	31,360	6,464,550
LifePoint Health, Inc.(1)	449,856	29,465,568
McKesson Corp.	97,260	14,419,768
		89,339,869

11

	Shares	Value
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	256,007	$15,081,372
Household Products — 2.7%
Procter & Gamble Co. (The)	1,023,924	91,999,571
Industrial Conglomerates — 3.6%
General Electric Co.	3,634,154	108,297,789
Koninklijke Philips NV	413,723	13,298,165
		121,595,954
Insurance — 3.5%
Aflac, Inc.	237,863	17,226,038
Chubb Ltd.	225,923	30,782,009
MetLife, Inc.	571,118	30,166,453
Reinsurance Group of America, Inc.	197,349	25,059,376
Unum Group	299,500	14,043,555
		117,277,431
Leisure Products — 0.5%
Mattel, Inc.	640,222	16,396,085
Machinery — 0.2%
Cummins, Inc.	44,020	6,655,824
Media — 0.4%
Discovery Communications, Inc., Class A(1)	448,153	13,036,771
Metals and Mining — 0.4%
BHP Billiton Ltd.	752,100	13,813,485
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	318,718	3,540,957
Multi-Utilities — 0.5%
Ameren Corp.	325,420	17,764,678
Multiline Retail — 0.7%
Target Corp.	448,394	24,746,865
Oil, Gas and Consumable Fuels — 13.7%
Anadarko Petroleum Corp.	485,830	30,121,460
Apache Corp.	205,595	10,565,527
Chevron Corp.	627,337	67,357,174
Cimarex Energy Co.	130,887	15,639,688
ConocoPhillips	631,900	31,512,853
Devon Energy Corp.	601,382	25,089,657
EOG Resources, Inc.	215,920	21,062,996
EQT Corp.	603,628	36,881,671
Exxon Mobil Corp.	888,039	72,828,078
Imperial Oil Ltd.	274,186	8,354,338
Noble Energy, Inc.	1,088,930	37,393,856
Occidental Petroleum Corp.	791,773	50,166,737
Royal Dutch Shell plc, A Shares	7,987	209,745
Royal Dutch Shell plc, B Shares	444,190	12,157,307
TOTAL SA	887,576	44,895,647
		464,236,734
Pharmaceuticals — 9.0%
Allergan plc	104,480	24,962,362
Bristol-Myers Squibb Co.	160,390	8,722,008
Johnson & Johnson	660,789	82,301,270
Merck & Co., Inc.	1,097,417	69,729,876

12

	Shares	Value
Pfizer, Inc.	2,635,403	$90,157,137
Teva Pharmaceutical Industries Ltd. ADR	892,867	28,652,102
		304,524,755
Road and Rail — 1.5%
Heartland Express, Inc.	1,466,459	29,402,503
Norfolk Southern Corp.	74,520	8,344,004
Werner Enterprises, Inc.	486,890	12,756,518
		50,503,025
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.	464,334	18,062,593
Intel Corp.	1,525,717	55,032,612
QUALCOMM, Inc.	516,720	29,628,725
Teradyne, Inc.	337,389	10,492,798
		113,216,728
Software — 2.5%
Microsoft Corp.	501,652	33,038,801
Oracle Corp. (New York)	1,151,709	51,377,738
		84,416,539
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	211,250	31,319,925
CST Brands, Inc.	760,540	36,574,369
Lowe's Cos., Inc.	146,834	12,071,223
		79,965,517
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	70,460	10,122,284
Hewlett Packard Enterprise Co.	451,225	10,694,032
HP, Inc.	451,225	8,067,903
		28,884,219
Textiles, Apparel and Luxury Goods — 1.1%
Coach, Inc.	487,308	20,140,440
Ralph Lauren Corp.	211,700	17,278,954
		37,419,394
TOTAL COMMON STOCKS (Cost $2,463,563,496)		3,293,948,812
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.75% - 2.75%, 7/31/17 - 2/15/24, valued at $22,984,528), in a joint trading account at 0.67%, dated 3/31/17, due 4/3/17 (Delivery value $22,517,346)		22,516,089
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $41,679,687), at 0.22%, dated 3/31/17, due 4/3/17 (Delivery value $40,858,749)		40,858,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	27,531	27,531
TOTAL TEMPORARY CASH INVESTMENTS (Cost $63,401,620)		63,401,620
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $2,526,965,116)		3,357,350,432
OTHER ASSETS AND LIABILITIES — 0.8%		28,516,981
TOTAL NET ASSETS — 100.0%		$3,385,867,413

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,117,388	AUD	13,283,966	Credit Suisse AG	6/30/17	$(15,396)
USD	6,354,125	CAD	8,490,855	Morgan Stanley	6/30/17	(38,419)
USD	43,493,546	EUR	39,914,787	UBS AG	6/30/17	734,987
USD	279,634	GBP	224,731	Credit Suisse AG	6/30/17	(2,528)
USD	9,097,161	GBP	7,262,507	Credit Suisse AG	6/30/17	(21,318)
USD	10,649,777	JPY	1,170,288,000	Credit Suisse AG	6/30/17	101,466
						$758,792

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2017
Assets
Investment securities, at value (cost of $2,526,965,116)	$3,357,350,432
Foreign currency holdings, at value (cost of $913,298)	917,402
Receivable for investments sold	31,317,206
Receivable for capital shares sold	4,400,437
Unrealized appreciation on forward foreign currency exchange contracts	836,453
Dividends and interest receivable	6,075,060
3,400,896,990

Liabilities
Payable for investments purchased	2,035,570
Payable for capital shares redeemed	10,115,802
Unrealized depreciation on forward foreign currency exchange contracts	77,661
Accrued management fees	2,687,749
Distribution and service fees payable	112,795
15,029,577

Net Assets	$3,385,867,413

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,590,296,410
Accumulated net realized loss	(35,573,005)
Net unrealized appreciation	831,144,008
$3,385,867,413

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,380,747,482	265,091,175	$8.98
Institutional Class, $0.01 Par Value	$524,447,556	58,286,341	$9.00
A Class, $0.01 Par Value	$158,199,886	17,625,546	$8.98*
C Class, $0.01 Par Value	$35,123,818	3,971,287	$8.84
R Class, $0.01 Par Value	$116,916,756	13,018,883	$8.98
R6 Class, $0.01 Par Value	$170,431,915	18,944,277	$9.00
*Maximum offering price $9.53 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2017
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $590,598)	$77,148,056
Interest	181,039
77,329,095

Expenses:
Management fees	29,138,307
Distribution and service fees:
A Class	357,619
C Class	295,861
R Class	453,885
Directors' fees and expenses	95,888
Other expenses	9,991
30,351,551

Net investment income (loss)	46,977,544

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	154,139,687
Foreign currency transactions	2,445,597
156,585,284

Change in net unrealized appreciation (depreciation) on:
Investments	348,995,039
Translation of assets and liabilities in foreign currencies	1,879,981
350,875,020

Net realized and unrealized gain (loss)	507,460,304

Net Increase (Decrease) in Net Assets Resulting from Operations	$554,437,848

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2017 AND MARCH 31, 2016
Increase (Decrease) in Net Assets	March 31, 2017	March 31, 2016
Operations
Net investment income (loss)	$46,977,544	$58,033,174
Net realized gain (loss)	156,585,284	26,255,755
Change in net unrealized appreciation (depreciation)	350,875,020	(199,639,837)
Net increase (decrease) in net assets resulting from operations	554,437,848	(115,350,908)

Distributions to Shareholders
From net investment income:
Investor Class	(32,451,256)	(38,434,549)
Institutional Class	(8,999,573)	(22,028,604)
A Class	(1,686,305)	(3,279,088)
B Class	—	(1,850)
C Class	(124,530)	(257,509)
R Class	(863,803)	(867,360)
R6 Class	(1,637,770)	(911,760)
From net realized gains:
Investor Class	(39,808,812)	(128,627,017)
Institutional Class	(8,710,810)	(77,316,275)
A Class	(2,478,897)	(9,475,685)
C Class	(522,862)	(1,775,006)
R Class	(1,703,290)	(3,945,923)
R6 Class	(1,805,048)	(2,424,164)
Decrease in net assets from distributions	(100,792,956)	(289,344,790)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	96,621,471	(460,591,463)

Net increase (decrease) in net assets	550,266,363	(865,287,161)

Net Assets
Beginning of period	2,835,601,050	3,700,888,211
End of period	$3,385,867,413	$2,835,601,050

Undistributed net investment income	—	$1,765,442

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2017

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

18

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the year ended March 31, 2017 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,883,792 and $33,303,901, respectively. The effect of interfund transactions on the Statement of Operations was $1,864,859 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2017 were $1,447,597,272 and $1,389,265,191, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,640,000,000		1,640,000,000
Sold	56,251,252	$483,211,934	49,698,842	$414,603,180
Issued in reinvestment of distributions	8,061,133	70,925,680	21,246,508	163,891,656
Redeemed	(59,036,495)	(508,891,695)	(45,592,208)	(367,931,510)
	5,275,890	45,245,919	25,353,142	210,563,326
Institutional Class/Shares Authorized	575,000,000		575,000,000
Sold	15,028,430	129,001,523	35,462,533	287,367,186
Issued in reinvestment of distributions	2,016,980	17,685,960	12,822,540	99,258,046
Redeemed	(29,337,402)	(247,996,653)	(119,633,526)	(879,664,359)
	(12,291,992)	(101,309,170)	(71,348,453)	(493,039,127)
A Class/Shares Authorized	160,000,000		160,000,000
Sold	5,774,791	49,728,772	3,376,686	27,391,309
Issued in reinvestment of distributions	425,838	3,753,179	1,505,916	11,683,162
Redeemed	(6,535,938)	(55,226,915)	(29,658,294)	(253,070,357)
	(335,309)	(1,744,964)	(24,775,692)	(213,995,886)
B Class/Shares Authorized	N/A		N/A
Sold			8,094	67,339
Issued in reinvestment of distributions			224	1,850
Redeemed			(75,381)	(624,208)
			(67,063)	(555,019)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	1,135,830	9,766,081	435,724	3,461,527
Issued in reinvestment of distributions	65,993	579,208	238,694	1,805,011
Redeemed	(715,498)	(6,017,956)	(686,599)	(5,377,801)
	486,325	4,327,333	(12,181)	(111,263)
R Class/Shares Authorized	70,000,000		70,000,000
Sold	4,960,151	42,461,865	2,953,704	23,796,785
Issued in reinvestment of distributions	289,845	2,567,093	625,876	4,813,283
Redeemed	(1,088,087)	(9,353,854)	(880,314)	(7,079,398)
	4,161,909	35,675,104	2,699,266	21,530,670
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	14,828,872	130,218,397	2,569,061	20,065,724
Issued in reinvestment of distributions	387,795	3,442,818	430,900	3,335,924
Redeemed	(2,204,604)	(19,233,966)	(1,052,801)	(8,385,812)
	13,012,063	114,427,249	1,947,160	15,015,836
Net increase (decrease)	10,308,886	$96,621,471	(66,203,821)	$(460,591,463)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,187,566,900	$106,381,912	—
Temporary Cash Investments	27,531	63,374,089	—
	$3,187,594,431	$169,756,001	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$836,453	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$77,661	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $94,370,098.

The value of foreign currency risk derivative instruments as of March 31, 2017, is disclosed on the Statement of Assets and Liabilities as an asset of $836,453 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $77,661 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2017, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,503,224 in net realized gain (loss) on foreign currency transactions and $1,855,110 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$45,763,237	$78,293,527
Long-term capital gains	$55,029,719	$211,051,263

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2017, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,620,898,527
Gross tax appreciation of investments	$774,413,777
Gross tax depreciation of investments	(37,961,872)
Net tax appreciation (depreciation) of investments	736,451,905
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(100)
Net tax appreciation (depreciation)	$736,451,805
Undistributed ordinary income	$5,149,600
Accumulated long-term gains	$53,969,598

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Event

The Institutional Class was renamed to the I Class effective April 10, 2017.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	—	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
Institutional Class
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	—	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
A Class
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	—	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
R Class
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	—	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
R6 Class
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(3)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(5)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri May 16, 2017

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2017.

For corporate taxpayers, the fund hereby designates $45,763,237, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2017 as qualified for the corporate dividends received deduction.

The fund hereby designates $512,166 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2017.

The fund hereby designates $57,207,176, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2017.

The fund utilized earnings and profits of $3,160,733 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 1705

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten is the registrant’s designated audit committee financial expert. He is “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $182,190
FY 2017:    $196,500

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $86,000
FY 2017:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2017